Third Avenue Value Fund
Third Avenue Small-Cap Value Fund
Third Avenue Real Estate Value Fund
Third Avenue International Value Fund

PROSPECTUS

MARCH 1, 2009

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

ABOUT THE FUNDS

Investment Philosophy of Third Avenue Funds

Third Avenue Funds (each a “Fund”, and collectively, the “Funds”) adhere to a strict value discipline in selecting securities. This means seeking securities whose prices are low in relation to what the Funds’ Adviser, Third Avenue Management LLC (the “Adviser”), believes is the intrinsic value of the securities. The Funds’ Adviser believes this both lowers investment risk and increases capital appreciation potential. The Funds identify investment opportunities through intensive research of individual companies and generally do not focus solely on stock market conditions and other macro factors. For these reasons, the Funds may seek investments in the securities of companies in industries that are believed to be temporarily depressed. In selecting individual issuers, the Funds’ Adviser generally seeks companies that have:

•	strong financial positions,

•	responsible managements and control groups,

•	comprehensive and meaningful financial information about them available, and

•	securities and other instruments priced below intrinsic value.

The Funds follow a strategy of long-term investing. The Funds will generally sell an investment when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment’s inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value. The Funds may also invest in high-yield or distressed securities.

When the Funds’ Adviser believes that a temporary defensive posture is appropriate, or there appears to be a lack of suitable opportunities that meet a Fund’s investment criteria, a Fund may hold all or a portion of its assets in short-term or other sovereign instruments, cash or cash equivalents. This does not constitute a change in a Fund’s investment objective, but could prevent or delay a Fund from achieving its objective.

Who May Want to Invest

Third Avenue Funds may be appropriate for investors seeking long-term capital appreciation. The Funds are not appropriate for short-term investors or those seeking income.

1

THIRD AVENUE VALUE FUND

Investment Objective Third Avenue Value Fund seeks long-term capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies believed to be without significant liabilities in comparison to their liquid resources) at a discount to what the Adviser believes is their intrinsic value. The Fund also seeks to acquire senior securities, such as preferred stocks and debt instruments (including high-yield and distressed securities) that the Adviser believes are undervalued. Acquisitions of these senior securities and debt instruments will generally be limited to those providing: (1) protection against the issuer taking certain actions which could reduce the value of the security, and (2) above-average current yields, yields to events (e.g., acquisitions and recapitalizations), or yields to maturity. The Fund invests in companies regardless of market capitalization. It also invests in both domestic and foreign securities. The mix of the Fund’s investments at any time will depend on the industries and types of securities the Adviser believes hold the most value within the Fund’s investment strategy.

Principal Investment Risks

Credit and Interest Rate Risk. The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines. The magnitude of these fluctuations will be greater when the maturity of the debt securities is longer.

Currency Risk. The Fund’s investments are denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund may determine not to hedge its foreign currency exposure, the U.S. Dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. Dollar. This may occur even if the value of the investment in the currency’s home country has not declined.

Foreign Securities Risk. Foreign securities from a particular country or region may be subject to currency fluctuations and controls or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction than those of U.S. securities. From time to time, foreign capital markets may exhibit more volatility than those in the U.S.

High-Yield and Distressed Risk. The Fund’s investments in high-yield securities (commonly known as “junk bonds”) may expose the Fund to greater risks than if the Fund only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The Fund also invests in distressed securities, which Third Avenue considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund’s investments in distressed securities typically involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies.

Market Risk. Prices of securities (and stocks in particular) have historically fluctuated. The value of the Fund will similarly fluctuate and you could lose money.

Non-Diversification Risk. The Fund is non-diversified. This means that the Fund may have investments in fewer issuers than a diversified mutual fund of comparable size. A non-diversified fund can be more volatile than a diversified fund, and volatility may be expected to increase when the Fund makes significant investments in a single issuer or issuers within a particular industry or geographic region.

Small-Cap Risk. The Fund may invest from time to time in smaller companies whose securities tend to be more volatile and less liquid than securities of larger companies.

Style Risk. The Fund frequently identifies opportunities in industries

2

that appear to be temporarily depressed. The prices of securities in these industries may tend to go down more than those of companies in other industries. Since the Fund is not limited to investing in stocks, the Fund may own significant non-equity instruments in a rising stock market, thereby producing smaller gains than a Fund invested solely in stocks. Because of the Fund’s disciplined and deliberate investing approach, there may be times when the Fund will have a significant cash position. A substantial cash position can impact Fund performance in certain market conditions, and may make it more difficult for the Fund to achieve its investment objective.

Performance

The following bar chart and table provide an indication of the risks of investing in Third Avenue Value Fund by showing how performance has changed from year to year and by comparing the Fund’s average annual returns to relevant broad measures of market performance. All figures assume reinvestment of dividends and distributions.

Fund Codes

Ticker: TAVFX

CUSIP: 884116104

During the period shown in the above bar chart, the highest return for a quarter was 18.55% (quarter ending 6/30/03) and the lowest return for a quarter was (23.79)% (quarter ending 12/31/08).

Average Annual Total Returns for the periods ending 12/31/08	Past One Year	Past Five Years	Past Ten Years	Since Inception*

Return Before Taxes	(45.60)%	(0.54)%	4.71%	11.37%
Return After Taxes on Distributions	(45.71)%	(1.58)%	3.57%	10.05%
Return After Taxes on Distributions and Sale of Fund Shares	(29.64)%	(0.63)%	3.73%	9.71%
MSCI World Index**	(40.33)%	0.00%	(0.19)%	6.06%
Standard & Poor’s 500 Index (S&P 500)	(37.00)%	(2.19)%	(1.38)%	8.39%

*	November 1, 1990.

**

An index is a hypothetical measure of performance based on the ups and downs in the values of securities representative of a particular market. It does not factor in fees, expenses or taxes — costs that are reflected in the Fund’s results.

•

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

•	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.

•

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

•	As with all mutual funds, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

3

Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of Third Avenue Value Fund.

Shareholder Fees (fees paid directly from your investment):

Redemption Fee (as a percentage of amount redeemed)	1.00%*
Exchange Fee	1.00%*

Annual Operating Expenses (expenses that are deducted from Fund assets):

Management Fees	0.90%
Other Expenses	0.21%

Total Annual Fund Operating Expenses	1.11%

* These fees are charged only on redemptions or exchanges of shares held for sixty (60) days or less after issuance. (See “How to Redeem Shares — Early Redemption Fee” for more information.)

Example

The following example is intended to help you compare the cost of investing in Third Avenue Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3	Year 5	Year 10

$113	$353	$612	$1,353

4

THIRD AVENUE SMALL-CAP VALUE FUND

Investment Objective Third Avenue Small-Cap Value Fund seeks long-term capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its objective by acquiring equity securities, including common stocks and convertible securities, of well-financed small companies (meaning companies believed to be without significant liabilities in comparison to their liquid resources) at a discount to what the Adviser believes is their intrinsic value. The Fund may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield and distressed securities) that the Adviser believes are undervalued. Acquisitions of these senior securities and debt instruments will generally be limited to those providing: (1) protection against the issuer taking certain actions which could reduce the value of the security, and (2) above-average current yields, yields to events (e.g., acquisitions and recapitalizations), or yields to maturity. Under normal circumstances, the Fund expects to invest at least 80% of its assets in securities of companies that are considered small. The Fund considers a “small company” to be one whose market capitalization is within the range of capitalizations during the most recent 12-month period of companies in the Russell 2000 Index, the S&P Small Cap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of investment (based on month-end data). Subject to the 80% limitation described above, the Fund may continue to hold or buy additional stock in a company subsequently valued outside this range if the stock remains attractive, although any additional purchases will not be included in the 80% measurement. The Fund also invests in both domestic and foreign securities.

The investment policy of the Third Avenue Small-Cap Value Fund relating to the type of securities in which 80% of the Fund’s assets must be invested may be changed by the Board of Trustees without shareholder approval upon at least 60 days’ notice.

Principal Investment Risks

Credit and Interest Rate Risk. The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines. The magnitude of these fluctuations will be greater when the maturity of the debt securities is longer.

Currency Risk. The Fund’s investments are denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund may determine not to hedge its foreign currency exposure, the U.S. Dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. Dollar. This may occur even if the value of the investment in the currency’s home country has not declined.

Foreign Securities Risk. Foreign securities from a particular country or region may be subject to currency fluctuations and controls, or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction than those of U.S. securities. From time to time, foreign capital markets may exhibit more volatility than those in the U.S.

High-Yield and Distressed Risk. The Fund’s investments in high-yield securities (commonly known as “junk bonds”) may expose the Fund to greater risks than if the Fund only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The Fund also invests in distressed securities, which Third Avenue considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund’s investments in distressed securities typically involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies.

Market Risk. Prices of securities (and stocks in particular) have historically fluctuated. The value of the Fund will similarly fluctuate and you could lose money.

Non-Diversification Risk. The Fund is non-diversified. This means that the Fund may have investments in fewer issuers than a diversified mutual fund of comparable size. A non-diversified fund can be more volatile than a diversified fund, and volatility may be expected to increase when the Fund makes significant investments in a single issuer or issuers within a particular industry or geographic region.

Small-Cap Risk. The Fund invests in smaller companies, whose securities tend to be more volatile than those of larger companies. The markets for these securities are also less liquid than those for larger companies. This can adversely affect the prices at which the Fund can purchase and sell these securities, and thus the value of the Fund’s shares.

Style Risk. The Fund frequently identifies opportunities in industries that appear to be temporarily depressed. The prices of securities in these industries may tend to go down more than those of companies in other industries. Because of the Fund’s disciplined and deliberate investing approach, there may be times when the Fund will have a significant cash position. A substantial cash position can impact Fund performance in certain market conditions, and may make it more difficult for the Fund to achieve its investment objective.

5

Performance

The following bar chart and table provide an indication of the risks of investing in Third Avenue Small-Cap Value Fund by showing how performance has changed from year to year and by comparing the Fund’s average annual returns to relevant broad measures of market performance. All figures assume reinvestment of dividends and distributions.

Fund Codes

Ticker: TASCX

CUSIP: 884116203

During the period shown in the above bar chart, the highest return for a quarter was 18.60% (quarter ending 6/30/03) and the lowest return for a quarter was (28.68)% (quarter ending 12/31/08).

Average Annual Total Returns For the periods ending 12/31/08	Past One Year	Past Five Years	Past Ten Years	Since Inception†

Return Before Taxes	(34.56)%	(0.08)%	6.38%	6.57%
Return After Taxes on Distributions	(35.11)%	(0.95)%	5.57%	5.83%
Return After Taxes on Distributions and Sale of Fund Shares	(22.03)%	(0.01)%	5.42%	5.62%
Russell 2000 Index*	(33.79)%	(0.93)%	3.02%	4.59%
Russell 2000 Value Index*	(28.92)%	0.27%	6.11%	7.09%
S&P Small Cap 600 Index*	(31.07)%	0.88%	5.18%	6.84%

* An index is a hypothetical measure of performance based on the ups and downs in the values of securities representative of a particular market. It does not factor in fees, expenses or taxes — costs that are reflected in the Fund’s results.

† April 1, 1997.

•	The Russell 2000 Index measures the performance of small companies.

•	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

•

The S&P Small Cap 600 Index is a small cap index that covers approximately 3% of the U.S. equities market and consists of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

•	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.

•

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•	As with all mutual funds, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6

Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of Third Avenue Small-Cap Value Fund.

Shareholder Fees (fees paid directly from your investment):

Redemption Fee (as a percentage of amount redeemed)	1.00%*
Exchange Fee	1.00%*

Annual Operating Expenses (expenses that are deducted from Fund assets):

* These fees are charged only on redemptions or exchanges of shares held for sixty (60) days or less after issuance. (See “How to Redeem Shares — Early Redemption Fee” for more information.)

Example

The following example is intended to help you compare the cost

Management Fees	0.90%
Other Expenses	0.20%

Total Annual Fund Operating Expenses	1.10%

of investing in Third Avenue Small-Cap Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3	Year 5	Year 10

$112	$350	$607	$1,341

7

THIRD AVENUE REAL ESTATE VALUE FUND

Investment Objective Third Avenue Real Estate Value Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in securities of real estate and real estate-related companies, or in companies which own significant real estate assets at the time of investment (“real estate companies”). These securities will primarily be equity securities (which may include both common and preferred stocks, and convertible securities) of well-financed real estate companies (meaning companies believed to be without significant liabilities in comparison to their liquid resources). The Fund seeks to acquire these securities at a discount to what the Adviser believes is their intrinsic value. The Fund may also invest a portion of its assets in debt securities (which may include high-yield, distressed and mortgage-backed securities) of real estate companies or loans secured by real estate that the Adviser believes have above-average yield potential. The Fund also invests in both domestic and foreign securities.

          • A company is considered to be in the real estate industry if at least 50% of its gross revenues or net profits at the time of investment come from (a) construction, ownership, management, operation, financing, refinancing, sales, leasing, development or rehabilitation of real estate; or (b) extraction of timber or minerals from real estate.

          • A company is considered to be in a related industry if at least 50% of its gross revenues or net profits at the time of investment are derived from providing goods (e.g., building materials and/or supplies) or services (e.g., consulting, property management, brokerage, leasing, appraisals or insurance) to the real estate industry.

          • A company is considered to own significant real estate assets if at least 50% of the fair market value of its assets at the time of investment is attributable to one or more of the following: (a) real estate owned or leased by the company as lessor or as lessee; (b) timber or minerals from such real estate; or (c) the discounted value of the stream of fees or revenues to be derived from the management or operation of real estate or the rights to extract timber or minerals from real estate.

Examples of companies that might qualify under one of these categories include, but are not limited to:

          •          real estate operating companies;

          •          real estate investment trusts (REITs);

          •          homebuilders;

          •          companies engaged in the construction, distribution, sale and financing of manufactured housing;

          •          hotel and hotel management companies;

          •          real estate brokerage companies and/or management companies;

          •          financial institutions that make or service mortgage loans;

          •          manufacturers or distributors of construction materials and/or building supplies;

          •          mortgage or title insurance companies;

          •          lumber, paper, forest product, timber, mining and oil companies;

          •          companies with significant real estate holdings such as supermarkets, restaurant chains and retail chains; and

          •          special purpose vehicles used to structure or restructure real estate financings, securitizations or mortgages.

The investment policy of the Third Avenue Real Estate Value Fund relating to the type of securities in which 80% of the Fund’s assets must be invested may be changed by the Board of Trustees without shareholder approval upon at least 60 days’ notice.

8

Principal Investment Risks

Commodities Risk. Prices of commodities such as timber and oil have historically been very volatile. Reductions in commodity prices will likely cause the prices of the securities of companies holding real estate affected by those industries to decline.

Credit and Interest Rate Risk. The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines. The magnitude of these fluctuations will be greater when the maturity of the debt securities is longer.

Currency Risk. The Fund’s investments are denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund may determine not to hedge its foreign currency exposure, the U.S. Dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. Dollar. This may occur even if the value of the investment in the currency’s home country has not declined.

Foreign Securities Risk. Foreign securities from a particular country or region may be subject to currency fluctuations and controls, or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction than those of U.S. securities. From time to time, foreign capital markets may exhibit more volatility than those in the U.S.

High-Yield and Distressed Risk. The Fund’s investments in high-yield securities (commonly known as “junk bonds”) may expose the Fund to greater risks than if the Fund only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issues of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. The Fund also invests in distressed securities, which Third Avenue considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund’s investments in distressed securities typically involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies.

Market Risk. Prices of securities (and stocks in particular) have historically fluctuated. The value of the Fund will similarly fluctuate and you could lose money.

Non-Diversification Risk. The Fund is non-diversified. This means that the Fund may have investments in fewer issuers than a diversified mutual fund of comparable size. A non-diversified fund can be more volatile than a diversified fund. A decrease in the performance of real estate securities may cause a drop in the per share value of the Fund, as there is no industry diversification to offset such a decrease.

Real Estate Risk. In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate markets. Factors that could affect the value of the Fund’s holdings include the following:

•	overbuilding and increased competition;

•	increases in property taxes and operating expenses;

•	declines in the value of real estate;

•	lack of availability of equity and debt financing to refinance maturing debt;

•	vacancies due to economic conditions and tenant bankruptcies;

•	losses due to costs resulting from environmental contamination and its related clean-up;

•	changes in interest rates;

•	changes in zoning laws;

•	casualty or condemnation losses;

•	variations in rental income;

•	changes in neighborhood values; and

•	functional obsolescence and appeal of properties to tenants.

Small-Cap Risk. The Fund may invest from time to time in smaller companies whose securities tend to be more volatile and less liquid than securities of larger companies.

Style Risk. The Fund frequently identifies opportunities in areas of the real estate sector that appear to be temporarily depressed. The prices of securities in these sectors may tend to go down more than those of companies in other sectors. Because of the Fund’s disciplined and deliberate investing approach, there may be times when the Fund will have a significant cash position. A substantial cash position can impact Fund performance in certain market conditions, and may make it more difficult for the Fund to achieve its investment objective.

9

Performance

The following bar chart and table provide an indication of the risks of investing in Third Avenue Real Estate Value Fund by showing how performance has changed from year to year and by comparing the Fund’s average annual returns to relevant broad measures of market performance. All figures assume reinvestment of dividends and distributions.

Fund Codes

Ticker:
TAREX

CUSIP:
884116401

During the period shown in the above bar chart, the highest return for a quarter was 15.24% (quarter ending 6/30/03) and the lowest return for a quarter was (30.78)% (quarter ending 12/31/08).

Average Annual Total Returns For the periods ending 12/31/08	Past One Year	Past Five Years	Past Ten Years	Since Inception†

Return Before Taxes	(44.69)%	(0.66)%	8.46%	8.98%
Return After Taxes on Distributions	(45.24)%	(1.98)%	7.18%	7.69%
Return After Taxes on Distributions and Sale of Fund Shares	(29.06)%	(0.44)%	7.19%	7.65%
Bloomberg Real Estate Operating Co. Index*	(57.38)%	(9.28)%	1.22%	2.12%
DJ Wilshire Real Estate Securities Index*	(39.83)%	0.62%	7.33%	7.73%
Bloomberg World Real Estate Index*	(60.52)%	0.14%	N/A **	N/A **

*

An index is a hypothetical measure of performance based on the ups and downs in the values of securities representative of a particular market. It does not factor in fees, expenses or taxes — costs that are reflected in the Fund’s results.

**	The Bloomberg World Real Estate Index was not constituted and calculated for these periods.

†	September 17, 1998.

•	The Bloomberg Real Estate Operating Companies Index is a capitalization-weighted index of Real Estate Operating Companies having a market capitalization of $15 million or greater.

The Bloomberg Real Estate Operating Companies Index will be removed next year because the Index no longer provides a similar investment profile as compared to the investment strategy of the fund.

•

The DJ Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs) and is capitalization weighted.

The DJ Wilshire Real Estate Securities Index will be removed next year because the Index no longer provides a similar investment profile as compared to the investment strategy of the fund.

•	The Bloomberg World Real Estate Index is a capitalization-weighted index of the leading real estate stocks in the world.

•

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. As with all mutual funds, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

10

Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of Third Avenue Real Estate Value Fund.

Shareholder Fees (fees paid directly from your investment):

Redemption Fee (as a percentage of amount redeemed)	1.00	%*
Exchange Fee	1.00	%*

Annual Operating Expenses (expenses that are deducted from fund assets):

Management Fees	0.90%
Other Expenses	0.22%

Total Annual Fund Operating Expenses	1.12%

* These fees are charged only on redemptions or exchanges of shares held for sixty (60) days or less after issuance. (See “How to Redeem Shares — Early Redemption Fee” for more information.)

Example

The following example is intended to help you compare the cost of investing in Third Avenue Real Estate Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3	Year 5	Year 10

$114	$356	$617	$1,363

11

THIRD AVENUE INTERNATIONAL VALUE FUND

Investment Objective Third Avenue International Value Fund seeks long-term capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its objective by primarily acquiring equity securities, including common stocks and convertible securities, of well-financed companies (meaning companies believed to be without significant liabilities in comparison to their liquid resources) located outside of the United States. While the Fund may invest in companies located anywhere in the world, it currently expects that most of its assets will be invested in the more developed countries, and under normal circumstances, at least 80% of its assets will be invested in securities of issuers located outside of the United States at the time of investment. Foreign securities may include securities that meet any of the following criteria: organized under the laws of a foreign country; maintain its principal place of business in a foreign country; the principal trading market for its securities is located in a foreign country; it derives at least 50% of its revenues or profits from operations in foreign countries; or it has at least 50% of its assets located in foreign countries. The Fund’s Adviser will select individual equity securities using its strict, disciplined value approach. Using this approach, the Adviser will attempt to find securities that trade at a discount to the Adviser’s estimate of the company’s intrinsic value. The Fund may invest in securities of companies of any capitalization, including, from time to time, smaller-capitalization companies. The Fund may also invest a portion of its assets in debt securities of companies or governments located outside the United States. The Fund may invest in certain derivative instruments primarily to hedge against foreign currency risk.

The investment policy of the Third Avenue International Value Fund relating to the type of securities in which 80% of the Fund’s assets must be invested may be changed by the Board of Trustees without shareholder approval upon at least 60 days’ notice.

12

Principal Investment Risks

Credit and Interest Rate Risk. The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines. The magnitude of these fluctuations will be greater when the maturity of the debt securities is longer.

Currency Risk. The Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund may determine not to hedge its foreign currency exposure, the U.S. Dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. Dollar. This may occur even if the value of the investment in the currency’s home country has not declined.

Foreign Securities Risk. Foreign securities from a particular country or region may be subject to currency fluctuations and controls, or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction than those of U.S. securities. From time to time, foreign capital markets may exhibit more volatility than those in the U.S.

Hedging Risk. The Adviser may seek to hedge all or a portion of the Fund’s currency risk. However, the Adviser can not guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.

High-Yield and Distressed Risk. The Fund’s investments in high-yield securities (commonly known as “junk bonds”) may expose the Fund to greater risks than if the Fund only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issues of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. The Fund also invests in distressed securities, which Third Avenue considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund’s investments in distressed securities typically involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies.

Market Risk. Prices of securities (and stocks in particular) have historically fluctuated. The value of the Fund will similarly fluctuate and you could lose money.

Non-Diversification Risk. The Fund is non-diversified. This means that the Fund may have investments in fewer issuers than a diversified mutual fund of comparable size. A non-diversified fund can be more volatile than a diversified fund, and volatility may be expected to increase when the Fund makes significant investments in a single issuer or issuers within a particular industry or geographic region.

Small-Cap Risk. The Fund may invest from time to time in smaller companies, whose securities tend to be more volatile and less liquid than securities of larger companies.

Style Risk. The Fund may identify opportunities in industries that it believes to be temporarily depressed. The prices of securities in these industries may tend to go down more than those of companies in other industries. Because of the Fund’s disciplined and deliberate investing approach, there may be times when the Fund will have a significant cash position. A substantial cash position can impact Fund performance in certain market conditions, and may make it more difficult for the Fund to achieve its investment objective.

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Performance

The following bar chart and table provide an indication of the risks of investing in Third Avenue International Value Fund by showing how performance has changed from year to year and by comparing the Fund’s average annual returns to a relevant broad measure of market performance. All figures assume reinvestment of dividends and distributions.

Fund Codes

Ticker: TAVIX

CUSIP: 884116500

During the period shown in the above bar chart, the highest return for a quarter was 17.75% (quarter ending 12/31/03) and the lowest return for a quarter was (20.31)% (quarter ending 12/31/08).

Average Annual Total Returns For the period ending 12/31/08	Past One Year	Past Five Years	Since Inception†

Return Before Taxes	(37.28)%	2.73%	8.05%
Return After Taxes on Distributions	(37.44)%	1.31%	6.82%
Return After Taxes on Distributions and Sale of Fund Shares	(24.08)%	2.38%	6.97%
Morgan Stanley Capital International All Country World Free ex USA Index*	(45.24)%	3.00%	4.91%

* An index is a hypothetical measure of performance based on the ups and downs in the values of securities representative of a particular market. It does not factor in fees, expenses or taxes

— costs that are reflected in the Fund’s results.

† December 31, 2001.

•

The Morgan Stanley All Country World Free ex-USA Index is an unmanaged index of common stocks and includes securities representative of the market structure of over 50 developed and emerging market countries (other than the United States) in North America, Europe, Latin America and the Asian Pacific Region.

•	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.

•

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•	As with all mutual funds, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

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Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of Third Avenue International Value Fund.

Shareholder Fees (fees paid directly from your investment):

Redemption Fee (as a percentage of amount redeemed)	2.00	%*
Exchange Fee	2.00	%*

Annual Operating Expenses (expenses that are deducted from Fund assets):

Management Fees	1.25%
Other Expenses	0.23%

Total Annual Fund Operating Expenses	1.48%

* These fees are charged only on redemptions or exchanges of shares held for sixty (60) days or less after issuance. (See “How to Redeem Shares — Early Redemption Fee” for more information.)

Example

The following example is intended to help you compare the cost of investing in Third Avenue International Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3	Year 5	Year 10

$151	$468	$808	$1,769

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MANAGEMENT OF THE FUNDS

The Investment Adviser

Third Avenue Management LLC, 622 Third Avenue, New York, NY 10017, is the investment adviser for each of the Funds. The Adviser manages each Fund’s investments, provides various administrative services and supervises the Funds’ daily business affairs, subject to the authority of the Board of Trustees of Third Avenue Trust (the “Trust”). The Adviser provides investment advisory or sub-advisory services to seven other open-end U.S. mutual funds with assets in excess of $2.1 billion as of December 31, 2008. The Adviser may compensate out of its own resources certain intermediaries for shareholder servicing and/or distribution services to the Funds. The Adviser or its predecessor has been an investment adviser for mutual funds since its organization in 1986. The Funds have historically placed a substantial majority of their securities transactions through the Adviser’s affiliated broker-dealer, M.J. Whitman LLC, which also serves as distributor of the Funds. The Funds have also historically placed many private debt trades through another affiliate, Private Debt LLC. The Funds and the Adviser have adopted policies and procedures designed to enable these trades to be executed in conformance with relevant regulatory requirements and with the Adviser’s duty to seek best execution. Commissions generated from these transactions are not intended to compensate M.J. Whitman LLC or Private Debt LLC for any services or other arrangements other than execution. Affiliated Managers Group, Inc. owns an indirect majority equity interest in the Adviser, M.J. Whitman LLC and Private Debt LLC.

Advisory Fees

Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund each paid the Adviser a fee equal to 0.90% of its average daily net assets for the fiscal year ended October 31, 2008. Third Avenue International Value Fund paid the Adviser a fee equal to 1.25% of its average daily net assets for the fiscal year ended October 31, 2008. The Funds’ Annual Report to Shareholders for the period ended October 31, 2008 contains a discussion of the basis of the Board of Trustees’ determination to continue these investment advisory arrangements.

Portfolio Managers

The Statement of Additional Information (“SAI”) provides additional information about the portfolio managers’ compensation, additional accounts that they manage, and ownership of shares in the Funds they manage.

Martin J. Whitman

Mr. Whitman, the Chairman of the Trust, has been the portfolio manager of Third Avenue Value Fund since its inception. Mr. Whitman has also served as Co-Chief Investment Officer of the Adviser since February 2003, having previously served as Chief Executive and Chief Investment Officer of the Adviser (and its predecessor entity) from 1991 to 2003. Mr. Whitman served for over 30 years as a Distinguished Management Fellow at the Yale School of Management. He is currently a Director of Nabors Industries, Inc., an international oil-drilling contractor.

Mr. Whitman graduated from Syracuse University magna cum laude and received a Masters degree in Economics from the New School for Social Research. Syracuse University’s Whitman School of Management is named in his honor. Mr. Whitman is a CFA Charterholder.

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Curtis R. Jensen

Curtis Jensen became the sole portfolio manager of Third Avenue Small-Cap Value Fund on May 29, 2001. Prior to that, he had served as co-manager of the Fund since its inception. Mr. Jensen has also served as Co-Chief Investment Officer of the Adviser since February 2003. He has been employed by the Adviser (and its predecessor entity) since 1995. Prior to joining the Adviser, Mr. Jensen was a graduate business student at the Yale School of Management from 1993 to 1995, where he studied under Mr. Whitman. Prior to that, Mr. Jensen was a director of and managed the operations of, a specialty food manufacturer, and was an investment banker with Manufacturers Hanover Trust Company and Enright & Company. He currently serves on the Nomination Committee of Investor AB, an industrial holding company based in Sweden.

Mr. Jensen received his M.B.A. from the Yale School of Management and his B.A. in Economics from Williams College.

Michael H. Winer

Michael Winer became the sole portfolio manager of Third Avenue Real Estate Value Fund on May 29, 2001. Prior to that, he had served as co-manager of the Fund since its inception. Additionally, Mr. Winer has been the portfolio manager of the Third Avenue Real Estate Opportunities Fund L.P. since 2006. From 1991 to 1994, Mr. Winer held senior-level positions with two financial institutions where he directed the workout, collection and liquidation of distressed real estate loan and asset portfolios. From 1986 to 1991, Mr. Winer was the chief financial officer, director and co-owner of a southern California real estate development firm specializing in the development, construction and management of commercial properties. From 1980 to 1986, he served as controller and financial officer for two large southern California real estate development firms. From 1978 to 1980, Mr. Winer was a CPA and senior auditor with Touche Ross & Co. He is currently a Director of Tejon Ranch Company, a land development and agribusiness company.

Mr. Winer received his B.S. in Accounting from San Diego State University. He is a Certified Public Accountant (inactive).

Amit B. Wadhwaney

Amit Wadhwaney has served as portfolio manager of Third Avenue International Value Fund since its inception. Additionally, Mr. Wadhwaney has been the portfolio manager of the Third Avenue Global Value Fund, L.P. since 1996. Prior to that, Mr. Wadhwaney was a principal of Glenrock Asset Management Associates, L.P. From 1990 to 1994, he was a securities analyst, and subsequently a director of research, for M.J. Whitman, Inc., an affiliate of the Adviser at that time. Earlier in his career, Mr. Wadhwaney was a Paper and Forest Products Analyst at Bunting Warburg, a Canadian brokerage firm. He began his career in the Corporate Planning Group of Domtar, Inc., a Canadian forest products producer. Mr. Wadhwaney is currently a Director of Catalyst Paper Corporation, a pulp and paper manufacturer based in Canada.

Mr. Wadhwaney holds an M.B.A. in Finance from the University of Chicago, as well as a B.A. (Honors) with Distinction and an M.A. in Economics from Concordia University in Montreal, Canada. He also holds bachelors degrees in Mathematics and Chemical Engineering from the University of Minnesota.

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HOW TO PURCHASE SHARES

Price of Shares

The price you will pay for a share of a Fund is the Fund’s net asset value per share (“NAV”). NAV is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern time. The NAV of each Fund is determined by dividing the value of all portfolio securities, cash, and other assets, including accrued interest and dividends, owned by the Fund, less all liabilities, including accrued expenses of the Fund, by the total number of outstanding shares of the Fund. Your order will be priced at the next NAV calculated following receipt of your transaction in good order by the transfer agent. For a transaction to be considered in “good order”, all required information must be provided, required authorized signatures must be included, and payment must be in a form acceptable as per the “Paying for shares” section of this prospectus. Your order will be deemed to be received before the close of trading if the order was received before that time by the transfer agent or by certain broker-dealers or financial intermediaries.

The Funds will generally value securities using the most readily available market price. A Fund’s investments are generally valued at market value. Certain short-term securities with maturities of 60 days or less are valued based on amortized cost. Illiquid securities and other securities and assets for which market quotations are not readily available or are deemed unreliable are valued at “fair value”, as determined in good faith by or in accordance with procedures adopted by the Board of Trustees. These types of assets can include high-yield bonds, defaulted securities and private investments that do not trade publicly, among other things. The Funds’ procedures call for a valuation committee of the Adviser to make a determination of fair value based on the committee members’ judgments of relevant information and an analysis of the asset within the methodology approved by the Board of Trustees or between Board meetings, by designated independent Trustees. Details of Fair valuation methodologies and determinations for all fair valued positions constituting greater than 0.5% of the net assets of a fund are reviewed by the Trustees of the Third Avenue Trust (the “Trust”) on a quarterly basis. Details of fair valuation methodologies and determinations for all fair valued positions are reviewed at least annually.

If the principal market for a security has closed before the time as of which the NAV is being calculated, the Funds, pursuant to procedures approved by the Board of Trustees, may consider information regarding more recent trades on other markets along with other factors. The Funds have retained a third-party service provider that, under certain circumstances selected by the Funds, applies a statistical model to provide fair value pricing for foreign securities whose principal markets are no longer open when the Fund calculates its NAV if certain events have occurred after the principal markets have closed but prior to the time as of which the Funds compute their net asset values. This means that a Fund’s NAV may be based, at least in part, on prices other than those determined as of the close of the principal markets in which such assets trade. Foreign securities held by a Fund generally trade on foreign markets which may be open on days when the NYSE is closed. This means that the value of the Fund’s portfolio securities can change on a day on which you cannot purchase or redeem your shares.

Purchasing Shares

The Funds are open for business each day the NYSE is open for trading. Shares of a Fund can be purchased either directly from the Fund, or through certain broker-dealers or financial intermediaries, so long as they have a selling agreement with the Fund’s distributor. The Funds generally will not accept new account applications to establish an account with a non-U.S. address (Army post office/Fleet post office and U.S. territories are acceptable) or for a non-resident alien.

The Adviser utilizes a portion of its assets to pay all or a portion of the charges of various programs that make shares available to their customers. Subject to tax limitations and approval by the Board of Trustees on a

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Fund-by-Fund basis, each of the Funds pays a portion of these charges representing savings of expenses the Fund would otherwise incur in maintaining fully separate shareholder accounts for those who invest in the Fund through these programs.

To purchase shares directly from a Fund, you need to complete and sign an account application and send it, together with your payment for the shares, to the Fund’s transfer agent, PNC Global Investment Servicing (“PNC” or the “transfer agent”). If you are sending documents via U.S. mail, please send to:

Third Avenue Funds c/o PNC Global Investment Servicing P.O. Box 9802 Providence, RI 02940-5215

If you are sending documents via express delivery, registered or certified mail, please send to:

Third Avenue Funds c/o PNC Global Investment Servicing 101 Sabin Street Pawtucket, RI 02860-1427

To purchase shares from a broker-dealer, the broker-dealer must be a member of the Financial Industry Regulatory Authority (“FINRA”) and have entered into a selling agreement with the Funds’ distributor, M.J. Whitman LLC. You may or may not need to complete and sign an account application when purchasing through a broker-dealer or financial intermediary, depending on its arrangements with the Funds. The Funds reserve the right to reject any purchase order.

To purchase additional shares via Automated Clearing House (“ACH”), contact PNC at (800) 443-1021, Option 1, to initiate an electronic transfer from your bank account. You may establish electronic transfer capabilities on your account application or by sending written instructions to PNC. Your initial investment cannot be made by electronic transfer. Assuming PNC or the Funds properly act on telephone or Internet instructions and follow reasonable procedures to protect against unauthorized transactions, neither PNC nor the Funds will be responsible for any losses due to telephone or Internet transactions. You may be responsible for any fraudulent telephone or Internet order as long as PNC or the Funds take reasonable measures to verify the order.

Telephone purchase orders will only be accepted from financial institutions which have been approved previously by the Funds or the Adviser, or by investors who have established ACH capabilities for an account.

Shareholders with existing accounts may purchase additional shares directly through the Funds’ website at www.thirdave.com. To choose this option, complete the Online Account Access section of the New Account Application (the “Application”) or make subsequent arrangements in writing. Only bank accounts held at domestic institutions that are ACH members may be used for Internet transactions. All ACH transactions will be considered in good order on the date the payment for shares is received by the Funds. This process may take up to 48 hours from the time the Shareholder places the order with PNC. You may not make your initial purchase of Fund shares via the Internet. The Fund may alter, modify or terminate the Internet purchase option at any time.

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Paying for Shares by Mail

Initial Payments

If you are sending documents via U.S. mail, initial payments, together with your account application, should be sent to:

Third Avenue Funds c/o PNC Global Investment Servicing P.O. Box 9802 Providence, RI 02940-5215

or via express delivery, registered or certified mail to:

Third Avenue Funds c/o PNC Global Investment Servicing 101 Sabin Street Pawtucket, RI 02860-1427

Additional Payments

If you are sending documents via U.S. mail, additional payments, together with the payment stub from your account statement, should be sent to:

Third Avenue Funds c/o PNC Global Investment Servicing P.O. Box 9802 Providence, RI 02940-5215

or via express delivery, registered or certified mail to:

Third Avenue Funds c/o PNC Global Investment Servicing 101 Sabin Street Pawtucket, RI 02860-1427

Paying for Shares by Wire

Prior to sending a wire, please notify PNC at (800) 443-1021, Option 1 to insure proper credit to your account.

Direct your bank to wire funds as follows:

PNC Bank ABA #: 031000053 Acct#: 8606905687

For further credit to: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, or Third Avenue International Value Fund (shareholder’s name, exact account title and account number).

Heavy wire traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire.

Minimum Investments

The minimum initial investment for each Fund is $10,000 for a regular account and $2,500 for an Individual Retirement Account (“IRA”) and additional investments for all of the Funds must be at least $1,000 for a regular account and $200 for an IRA, unless you use the Funds’ Automatic Investment Plan. Under this plan, a predetermined amount, selected by you, will be deducted from your checking account. Additional investments under this plan are subject to a monthly minimum of $200. The Automatic Investment Plan option may be elected on the Application.

Transactions in Fund shares made through your broker-dealer or other financial intermediary may be subject to charges imposed by the broker-dealer or financial intermediary, who may also impose higher initial or additional amounts for investment than those established by the Funds. At the sole discretion of the Adviser, the initial and any additional investment minimums may be waived for certain investors.

Paying for Shares

When purchasing shares directly from a Fund, you may pay by check payable to the particular Fund. The Funds will only accept checks drawn in U.S. currency on a domestic bank. Starter checks on newly established bank accounts will not be accepted. The Funds will not accept any of the following cash equivalents: money orders, travelers checks, cashier checks, bank checks, official checks and treasurers checks, foreign bank drafts, payable through checks or third party checks, or other third party transactions. You will be charged (minimum of $20) for any check used for the purchase of Fund shares that is

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returned unpaid. If you purchase Fund shares by check, you may not receive redemption proceeds until there is a reasonable belief that the check has cleared, which may take up to fifteen calendar days after the purchase date. If you purchase shares through a broker-dealer or other financial intermediary, they are responsible for forwarding or arranging payment promptly.

The Funds reserve the right to cancel any purchase order for which payment has not been received by the third business day following receipt of the purchase order. In the interest of economy and convenience to investors, the Funds no longer issue certificates representing Fund shares.

Individual Retirement Accounts

If you want to set up an IRA, you may obtain a Fund IRA Application and additional required forms by contacting PNC at (800) 443-1021, Option 1, or on the Funds’ website at www.thirdave.com. The account will be maintained by the custodian, PNC Global Investment Servicing, which currently charges your account an annual maintenance fee of $12 per Fund. Fees are subject to change by PNC Global Investment Servicing. Annual maintenance fees will automatically be deducted from the IRA account, unless a check for the fees is received by PNC prior to December 15th of each year.

Other Retirement Plans

If you are self-employed, you may be able to purchase shares of the Funds through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh Plans. However, the Funds do not currently act as a sponsor or administrator for such plans.

Fund shares may also be purchased for other types of qualified pension or profit sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans, known as 401(k) Plans, which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made. However, the Funds do not currently act as a sponsor or administrator for such plans.

Distribution Arrangements

The Adviser or its affiliates pay certain costs of marketing the Funds out of their own resources. The Adviser or its affiliates may also share with third party intermediaries certain marketing expenses or pay for the opportunity to distribute the Funds; sponsor informational meetings, seminars and client awareness events; and support marketing materials or business building programs. The Adviser or its affiliates may also pay amounts from their own resources to third parties, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing record keeping, subaccounting, transaction processing and other administrative services. These administrative payments are in addition to any fees that may be paid by the Funds for these types of services or other services.

The amount of these payments is determined from time to time by the Adviser and may differ among such financial intermediaries. Such payments may provide incentives for such parties to make shares of the Funds available to their customers, and may result in the Funds having greater access to such parties and their customers than would be the case if no payments were made. These payment arrangements will not change the price an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of the investor.

You may wish to inquire whether such arrangements exist when purchasing or selling or evaluating any recommendations to purchase or sell shares of the Funds through any intermediary.

HOW TO REDEEM SHARES

General

You may redeem your shares on any day during which the NYSE is open, either directly from a Fund or through certain broker-dealers or other financial intermediaries. Fund shares will be redeemed at the NAV next calculated as of a time after your order is received in good order by a Fund or its designees. Redemption requests that contain a restriction as to the time, date or share price at which the redemption is to be effective will not be honored. You can redeem less than all of your shares, but if you retain shares with a value of less than $500 (other than IRAs) your

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account may be closed at the discretion of the Adviser. See “Redemption By The Funds”.

By Mail

If you are sending documents via U.S. mail, send a written request, together with any share certificates that have been issued, to:

Third Avenue Funds c/o PNC Global Investment Servicing P.O. Box 9802 Providence, RI 02940-5215

If you are sending documents via express delivery, registered or certified mail, send a written request, together with any share certificates that have been issued, to:

Third Avenue Funds c/o PNC Global Investment Servicing 101 Sabin Street Pawtucket, RI 02860-1427

Written redemption requests, stock powers and any share certificates issued must be submitted and signed exactly as the account is registered. Such requests may require a signature guarantee and additional documents. See “Signature Guarantees/Other Documents.”

Telephone Redemption Service

You may redeem shares by telephone by electing this service on the Application. You may thereafter redeem shares on any business day by calling PNC at (800) 443-1021, Option 1, until the close of the NYSE, normally 4:00 p.m., Eastern time.

Redemption proceeds will be mailed to your address of record, or if previously established, sent to your bank account via wire or ACH.

The Funds and PNC will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, PNC will require personal identification information before accepting a telephone redemption order.

Please contact your broker-dealer or other financial intermediary for information on how to redeem your shares through them. A shareholder may incur a brokerage fee for such a transaction, no part of which is received by the Adviser or the Funds.

Fees

You will not be charged for redeeming your shares directly from the Funds, except as described below under “Early Redemption Fee.” The transfer agent currently charges a wire fee of $9 for payment of redemption proceeds by federal funds wire. The transfer agent will automatically deduct the wire fee from the redemption proceeds. Broker-dealers handling redemption transactions generally will charge a service fee.

Redemption by the Funds

The Funds have the right to redeem your shares at current NAV at any time and without prior notice if and to the extent that such redemption is necessary to reimburse a Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for. The Funds may also redeem your shares in any account (other than those in an IRA account), upon 30 days prior written notice, if they have an aggregate NAV, not attributed to market fluctuations, of less than $500.

Payment of Redemption Proceeds

A Fund will usually make payment for redemptions of Fund shares within one business day, but not later than seven calendar days, after receipt of a redemption request. You should note that payment for redemption of recently purchased Fund shares that have been paid for by check may be delayed until the Fund has a reasonable belief after due inquiry that the check has cleared, which may take up to fifteen calendar days after the purchase date.

Wired Proceeds

If you request payment of redemption proceeds by wire transfer, payment will be transmitted only on days that commercial banks are open for business and only to the bank and account previously authorized by you on your application or separate signature guaranteed letter of instruction. Neither the Funds, nor the transfer agent, will be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System.

Signature Guarantees/Other Documents

For documents requiring a signature guarantee, such guarantee must be obtained from an “eligible guarantor

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institution”, which includes certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations participating in a signature guarantee program recognized by the Securities Transfer Association (a “Medallion Guarantee”). A notary public is not an acceptable guarantor. Signature guarantees are required on any:

1.	request for redemption, payable to the registered shareholder involving $100,000 or more,

2.	redemption proceeds payable to and/or mailed to other than the registered shareholder, or

3.	requests to transfer shares.

The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and NYSE, Inc. Medallion Signature Program (NYSE MSP).

Additional documents may be required when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. Additional tax documents may also be required in the case of redemptions from IRA accounts maintained at PNC. For further information, call PNC toll free at (800) 443-1021, Option 1.

Changing Information

If you did not previously elect the Telephone Redemption Service on your application, or wish to change any information previously provided to the Funds (including the bank to which redemption proceeds are to be wired), or wish to add information to establish electronic transfer capabilities (ACH), you must submit a signature guaranteed letter of instruction. This is designed to protect you and the Adviser from fraud.

Systematic Withdrawal Plan

If you own or are purchasing shares of the Funds having a current value of at least $10,000, you may participate in a Systematic Withdrawal Plan. This plan provides for automatic redemption of at least $100 monthly, quarterly, semi-annually, or annually. You may establish a Systematic Withdrawal Plan by sending a letter to PNC. Notice of all changes concerning the Systematic Withdrawal Plan must be received by PNC at least two weeks prior to the next scheduled payment. Further information regarding the Systematic Withdrawal Plan and its requirements can be obtained by contacting PNC at (800) 443-1021, Option 1.

Frequent Trading and Early Redemption Fee

The Funds are intended for long-term investors and not for those who wish to trade frequently in their shares. The Funds will not knowingly accommodate frequent trading in Fund shares. The Board of Trustees of the Trust has adopted policies and procedures designed to prevent frequent trading in Fund shares, commonly referred to as “market timing,” because such activities are disruptive to the management of a Fund’s portfolio, and may increase Fund expenses and negatively affect a Fund’s performance. The Funds believe that excessive short-term trading of Fund shares creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and dilution in the value of their shares from traders seeking short-term profits from market momentum, time-zone arbitrage and other timing strategies.

The procedures of the Funds require that the Adviser monitor the trading activities of Fund accounts on a regular basis. If the Adviser determines, in its sole discretion, that an account shows a pattern of excessive trading and/or excessive exchanging among the Funds, it will then review the account’s activities and will bar the shareholder from future purchases, including purchases by exchange. The Funds’ Adviser will also notify the Funds’ transfer agent of any of these restrictions and will keep the Board of Trustees informed quarterly regarding the implementation of these frequent trading policies and procedures. Each Fund reserves the right to refuse a purchase order (including an order placed as part of an exchange) for any reason if the Adviser believes, in its sole discretion, that a shareholder is engaging in short-term trading activities that may be harmful to the Fund and its shareholders. Transactions accepted by a financial intermediary from a shareholder who has previously been barred from future purchases are not deemed accepted by the Funds and may be cancelled or revoked by the Funds. In the event that any purchase order is refused or revoked, the purchase price will be refunded as soon as possible.

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To discourage frequent short-term trading in Fund shares, each Fund imposes a redemption fee on short-term redemptions, including exchanges to other Third Avenue Funds, according to the following schedule:

Third Avenue Value Fund,
Third Avenue Small-Cap Value Fund and
Third Avenue Real Estate Value Fund

Holding Period	Redemption Fee (As a % of current net asset value)

60 Days or Less	1.00%
Thereafter	None
Third Avenue International Value Fund

Holding Period	Redemption Fee (As a % of current net asset value)

60 Days or Less	2.00%
Thereafter	None

This redemption fee is assessed and retained by the Funds for the benefit of the remaining shareholders. The redemption fee is not a sales charge and is not paid to the Adviser or any third party. The redemption fee applies to redemptions from these Funds and exchanges from one Fund to another Fund, but not to redemptions of shares acquired through dividend or capital gain distributions which have been automatically reinvested into these Funds. Each Fund reserves the right to modify the terms of, or terminate, this fee at any time.

The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased. For this purpose, shares will be treated as redeemed as follows: first, reinvestment shares; second, shares held more than sixty (60) days after issuance; and third, shares held for sixty (60) days or less after issuance.

The Funds will/may not impose redemption fees in the following situations:

•	on required minimum distributions from IRA and other retirement accounts (where it is operationally feasible),

•	in certain rare hardship situations, such as death or disability, that have been approved by the Adviser and are reported to the Board, or

•

on transactions by shareholders holding shares through an omnibus account, third-party intermediary or broad-based benefit plan if: the intermediary has represented to the Funds that it will track and remit the redemption fees, or the Funds have determined that policies and procedures reasonably designed to prevent short-term trading in Fund shares by participants in the program or plan are in effect. Examples of this type of exception are asset allocation programs that rebalance periodically, systematic withdrawal plans and broad-based benefit plans that appropriately restrict the frequency with which participants can redeem or exchange their interests in the Funds.

The Funds monitor activity at the omnibus level in order to try to identify unusual trading patterns that may indicate short-term trading by individual accounts within the omnibus account. If the Funds do identify such activity, the Funds may instruct the intermediary to code the individual account “Redemption Only”. If the Funds determine that an account, plan or intermediary may not be acting properly to prevent short-term trading, the Funds have the right to access information about beneficial shareholder transactions in accounts held through omnibus accounts, benefit plans or other intermediaries and intend to do so. The Funds reserve the right to remove any waiver granted to such a party. Utilizing these information rights will assist the Funds in preventing short-term trading, assessing redemption fees and administering or revoking waivers, although there is always some risk that a shareholder acting through such an intermediary might be able to engage in short-term trading to the detriment of the Fund without having to pay a redemption fee.

To assist in discouraging attempts to arbitrage pricing of foreign securities (particularly in Third Avenue International Value Fund), the Funds have retained a third-party provider that, under certain circumstances, applies a statistical model to provide fair value pricing for certain foreign securities. See “How to Purchase Shares —Price of Shares” above.

24

HOW TO EXCHANGE SHARES

Inter-Fund Exchange Privilege

You may exchange shares of one Fund of the Trust for shares of another Fund of the Trust, in writing or by telephone, at NAV without the payment of any fee or charge, except that a fee will be applicable upon the exchange of shares of each Fund held for sixty days (60) or less after issuance. See “How to Redeem Shares — Frequent Trading and Early Redemption Fee” for details. An exchange is considered a sale of shares and may result in capital gain or loss for federal and state income tax purposes.

If you want to use this exchange privilege, you should elect the service on your Application.

If the Funds or their designees receive exchange instructions in writing, by telephone at (800) 443-1021, or by Internet at www.thirdave.com in good order by the valuation time on any business day, the exchange will be effected that day. For an exchange request to be in good order, it must include your name as it appears on the account, the account number, the amount to be exchanged, the names of the Funds from which and to which the exchange is to be made and a signature guarantee as may be required.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

Each Fund has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, such Fund will not be required to pay federal income taxes on any income it distributes to shareholders. As a regulated investment company, a Fund is not allowed to utilize any net operating loss deduction realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year. A Fund is allowed, however, to carry forward any net capital loss for eight years. If a Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income (including capital gain dividends designated by a Fund and credited to the shareholder but retained by the Fund), and all of any ordinary income and net capital gain from previous years that was not distributed and upon which no tax was paid, then such Fund will be subject to a 4% excise tax on the undistributed amounts. Each Fund expects to distribute substantially all of its investment company taxable income and net capital gains at least annually.

Distributions from investment company taxable income, which includes short-term capital gains, are subject to tax as ordinary income. A portion of these distributions may constitute “qualified dividend income” to individual shareholders, and corporate shareholders may be able to claim the corporate dividends received deduction with regard to a portion of such distributions. Distributions of net long-term capital gain are subject to tax as a long-term capital gain regardless of the length of time you have held Fund shares. For individuals, short-term capital gains and ordinary income, other than qualified dividend income, will currently be taxed at a maximum federal rate of 35% while long-term gains and qualified dividend income generally will be taxed at a maximum federal rate of 15%.

Each Fund will notify you of the tax status of ordinary income dividends and capital gain dividends and other distributions after the end of each calendar year. Shareholders receiving distributions in the form of additional shares will be treated for federal income tax purposes in the same manner as if they had received cash distributions equal in value to the shares received and will have a cost basis for federal income tax purposes in each share received equal to the NAV of a share of a Fund on the date of distribution.

If you purchase shares at a time when a Fund has realized income or capital gains which have not yet been distributed, the subsequent distribution may result in taxable income to you even though such distribution may be, for you, the economic equivalent of a return of capital.

25

You will generally recognize taxable gain or loss on a sale, exchange or redemption of shares in an amount equal to the difference between the amount received and your basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year. Any loss recognized by shareholders upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. A loss realized on the disposition of shares of a Fund will be disallowed to the extent identical (or substantially identical) shares are acquired in a 61-day period beginning 30 days before and ending 30 days after the date of such disposition. In that event, the basis of the replacement shares of a Fund will be adjusted to reflect the disallowed loss. You should be aware that an exchange of shares in a Fund for shares in other Funds operated by the Trust is treated for Federal income tax purposes as a sale and a purchase of shares, which may result in recognition of a gain or loss and be subject to federal income tax.

The SAI contains a more detailed summary of the federal tax rules that apply to the Funds and their shareholders. Legislative, judicial or administrative action may change the tax rules that apply to the Funds or their shareholders and any such change may be retroactive.

The preceding discussion is meant to be only a general summary of the potential federal income tax consequences of an investment in the Funds by U.S. shareholders. The tax law is subject to revision and special rules may apply depending upon your specific tax status or if you are investing through a tax-deferred retirement account.

You should consult your tax advisers as to the federal, state, local and non-U.S. tax consequences to you of ownership of shares of a Fund.

Distribution Options

You should specify on your Application how you wish to receive distributions. If no election is made on the Application, all distributions will automatically be reinvested. Each Fund offers four options:

(1)	income dividends and capital gain distributions paid in cash;

(2)	income dividends paid in cash with capital gain distributions reinvested;

(3)	income dividends reinvested with capital gain distributions paid in cash; or

(4)	both distributions automatically reinvested in additional shares of that Fund.

Any distribution payments returned by the post office as undeliverable will be reinvested in additional shares of the applicable Fund at the NAV next determined.

Withholding

The Funds may be required to backup withhold on taxable dividend and certain other payments to shareholders who do not furnish to the Funds their correct taxpayer identification number (in the case of individuals, their social security number), and make certain certifications, or who are otherwise subject to backup withholding. Investors should be sure to provide this information when they complete the Application. Backup withholding is not an additional tax. Any amount withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability.

26

SHAREHOLDER SERVICES

Each Fund provides you with helpful services and information about your account:

           • A confirmation after every transaction (other than certain dividends, distributions, and reinvestments, for which you receive a statement within ten days of the quarter end);

           • An annual account statement reflecting all transactions for the year;

           • Tax information mailed after the close of each calendar year;

           • Financial statements of the Fund, mailed at least twice a year;

           • Shareholder quarterly reports and shareholder letters mailed four times a year;

           • 24-hour automatic voice response service; and

           • Online account access through the Funds’ web site: www.thirdave.com.

You may choose to receive shareholder quarterly reports and shareholder letters by email rather than hard copy by signing up for e-delivery at www.thirdave.com. The Funds’ most recent reports are available online at www.thirdave.com.

The Funds pay for shareholder services but not for special services, such as requests for historical transcripts of accounts. PNC currently charges $10 per year for duplication of historical account activity records, with a maximum fee of $100.

Telephone Information

Your Account

Questions about your account, purchases, redemptions and distributions can be answered by PNC Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time. Call toll free (800) 443-1021, Option 1, or (610) 382-7819.

The Funds

Questions about the Funds and literature requests can be answered by the Funds’ telephone representatives Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time. Call toll free (800) 443-1021, Option 1, or (610) 382-7819.

To Redeem Shares

To redeem shares by telephone, call PNC prior to 4:00 p.m., Eastern time on the day you wish to redeem. Call toll free (800) 443-1021, Option 1, or (610) 382-7819.

Transfer Of Ownership

You may transfer Fund shares or change the name or form in which the shares are registered by writing to PNC. The letter of instruction must clearly identify the account number, name(s) and number of shares to be transferred, and provide a certified tax identification number by way of a completed new Application and W-9 form, and include the signature(s) of all registered owners, and any share certificates issued. The signature(s) on the transfer instructions or any stock power must be guaranteed as described under “Signature Guarantees/Other Documents.”

Portfolio Disclosure

A description of the policies with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI and on the Funds’ website at www.thirdave.com.

27

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance. For the Funds, these tables reflect data for the last five fiscal years or period. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The Financial Highlights for the fiscal years included herein have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose unqualified report on the October 31, 2008 financial statements appears in the Funds’ Annual Report to Shareholders. This information should be read in conjunction with the financial statements and accompanying notes appearing in the 2008 Annual Report to Shareholders, which is available upon request.

THIRD AVENUE VALUE FUND

Selected data (for a share outstanding throughout each period) and ratios are as follows:

	Years Ended October 31,

	2008	2007	2006	2005	2004

Net asset value, beginning of period	$68.04	$60.29	$58.62	$48.16	$40.62

Income from investment operations:
Net investment income	1.01 @	1.52	2.40	0.60	0.16
Net gain on securities (both realized and unrealized)	(31.80)[1]	9.57 [1]	4.76 [1]	10.64 [1]	7.70 [1]

Total from investment operations	(30.79)	11.09	7.16	11.24	7.86

Less distributions:
Dividends from net investment income	(1.63)	(3.24)	(1.61)	(0.78)	(0.32)
Distributions from realized gains	(0.46)	(0.10)	(3.88)	—	—

Total distributions	(2.09)	(3.34)	(5.49)	(0.78)	(0.32)

Net asset value, end of period	$35.16	$68.04	$60.29	$58.62	$48.16

Total return	(46.52)%	19.25%	13.08%	23.55%	19.48%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$5,372,294	$12,124,948	$9,275,574	$6,369,236	$3,797,964
Ratio of expenses to average net assets	1.11%	1.08%	1.08%	1.10%	1.12%
Ratio of net investment income to average net assets	1.89%	1.32%	2.83%	0.77%	0.34%
Portfolio turnover rate	17%	5%	7%	16%	8%

1	Includes redemption fees of less than $0.01 per share.

@	Calculated based on the average number of shares outstanding during the period.

28

FINANCIAL HIGHLIGHTS

THIRD AVENUE SMALL-CAP VALUE FUND

Selected data (for a share outstanding throughout each period) and ratios are as follows:

	Years Ended October 31,

	2008	2007	2006	2005	2004

Net asset value, beginning of period	$27.66	$26.54	$24.23	$20.98	$18.02

Income from investment operations:
Net investment income	0.09 @	0.27	0.44	0.17	0.05
Net gain on securities (both realized and unrealized)	(8.58)[1]	2.27 [1]	2.50 [1]	3.25 [2]	3.02 [2]

Total from investment operations	(8.49)	2.54	2.94	3.42	3.07

Less distributions:
Dividends from net investment income	(0.23)	(0.43)	(0.30)	(0.09)	(0.03)
Distributions from realized gains	(2.49)	(0.99)	(0.33)	(0.08)	(0.08)

Total distributions	(2.72)	(1.42)	(0.63)	(0.17)	(0.11)

Net asset value, end of period	$16.45	$27.66	$26.54	$24.23	$20.98

Total return	(33.50)%	9.93%	12.33%	16.36%	17.11%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,372,740	$2,245,342	$2,409,624	$1,873,516	$956,945
Ratio of expenses to average net assets	1.10%	1.09%	1.09%	1.13%	1.14%
Ratio of net investment income to average net assets	0.40%	0.95%	1.67%	0.80%	0.28%
Portfolio turnover rate	46%	27%	15%	11%	10%

1	Includes redemption fees of less than $0.01 per share.

2	Includes redemption fees of $0.01 per share.

@	Calculated based on the average number of shares outstanding during the period.

29

FINANCIAL HIGHLIGHTS

THIRD AVENUE REAL ESTATE VALUE FUND

Selected data (for a share outstanding throughout the period) and ratios are as follows:

	Years Ended October 31,

	2008	2007	2006	2005	2004

Net asset value, beginning of period	$35.47	$36.34	$29.41	$25.47	$20.17

Income from investment operations:
Net investment income	0.31 @	0.85	0.32	0.33	0.06
Net gain on securities (both realized and unrealized)	(15.72)[1]	1.80 [2]	8.08 [1]	4.05 [2]	5.77 [2]

Total from investment operations	(15.41)	2.65	8.40	4.38	5.83

Less distributions:
Dividends from net investment income	(0.60)	(0.89)	(0.44)	(0.18)	(0.45)
Distributions from realized gains	(3.25)	(2.63)	(1.03)	(0.26)	(0.08)

Total distributions	(3.85)	(3.52)	(1.47)	(0.44)	(0.53)

Net asset value, end of period	$16.21	$35.47	$36.34	$29.41	$25.47

Total return	(47.87)%	7.68%	29.78%	17.36%	29.47%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,255,630	$2,934,708	$3,139,784	$2,873,769	$1,693,294
Ratio of expenses to average net assets	1.12%	1.10%	1.11%	1.14%	1.15%
Ratio of net investment income to average net assets	1.22%	1.14%	0.80%	1.15%	0.47%
Portfolio turnover rate	34%	19%	10%	13%	8%

1	Includes redemption fees of $0.01 per share.

2	Includes redemption fees of $0.02 per share.

@	Calculated based on the average number of shares outstanding during the period.

30

FINANCIAL HIGHLIGHTS

THIRD AVENUE INTERNATIONAL VALUE FUND

Selected data (for a share outstanding throughout the period) and ratios are as follows:

	Years Ended October 31,

	2008	2007	2006	2005	2004

Net asset value, beginning of period	$25.01	$23.77	$20.40	$17.17	$13.49

Income from investment operations:
Net investment income	0.10 @	0.37	0.86 †	0.30	0.25
Net gain on securities (both realized and unrealized)	(9.76)[3]	3.69 [2]	3.07 [1]	3.15 [1]	3.73 [1]

Total from investment operations	(9.66)	4.06	3.93	3.45	3.98

Less distributions:
Dividends from net investment income	(0.78)	(1.08)	(0.46)	(0.22)	(0.30)
Distributions from realized gains	(3.06)	(1.74)	(0.10)	—	—

Total distributions	(3.84)	(2.82)	(0.56)	(0.22)	(0.30)

Net asset value, end of period	$11.51	$25.01	$23.77	$20.40	$17.17

Total return	(44.31)%	18.86%	19.63%	20.24%	29.95%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,069,308	$2,328,583	$2,357,644	$1,934,959	$437,361
Ratio of expenses to average net assets
Before expense reimbursement/recovery	1.48%	1.45%	1.45%	1.52%	1.58%
After expense reimbursement/recovery	N/A	N/A	N/A	1.53%	1.75%
Ratio of net investment income to average net assets
Before expense reimbursement/recovery	0.57%	1.48%	3.25%†	1.19%	0.75%
After expense reimbursement/recovery	N/A	N/A	N/A	1.18%	0.58%
Portfolio turnover rate	30%	23%	34%	3%	11%

1	Includes redemption fees of $0.02 per share.

2	Includes redemption fees of less than $0.01 per share.

3	Includes redemption fees of $0.01 per share.

†

Investment income per share reflects a special dividend which amounted to $0.22 per share. Excluding this special dividend, the ratio of net investment income to average net assets would have been 2.25%.

@	Calculated based on the average number of shares outstanding during the period.

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Third Avenue Funds
622 Third Avenue
New York, NY 10017
Phone (212) 888-5222
Toll Free (800) 443-1021
www.thirdave.com

Investment Adviser
Third Avenue Management LLC
622 Third Avenue
New York, NY 10017

FOR MORE INFORMATION

More information on the Third Avenue Funds is available free upon request, including the following:

•

Shareholder reports — Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. The Funds’ Annual Report to Shareholders contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performances during the last fiscal year.

•

Statement of Additional Information (SAI) — The SAI provides more detailed information about the Funds, is on file with the Securities and Exchange Commission (the “SEC”), and is incorporated by reference (is legally considered part of this Prospectus).

You can obtain the SAI and the Funds’ Reports to Shareholders without charge, upon request, and otherwise make inquiries to the Funds by writing or calling the Funds at 622 Third Avenue, New York, NY 10017, (800) 443-1021 or (212) 888-5222.

The Funds’ Prospectus, SAI, Shareholder Reports and other additional information are available through the Funds’ website at www.thirdave.com

Information about the Funds, including the SAI, can be reviewed at the SEC’s Public Reference Room in Washington D.C. (phone 202-551-5850 for information). Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, 100 F Street NE, Room 1580, Washington, D.C. 20549. Reports and other information about the Funds are also available on the SEC’s Internet Web site (http://www.sec.gov).

The Trust’s SEC file number is 811-08039.

STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2009
THIRD AVENUE TRUST

THIRD AVENUE VALUE FUND
THIRD AVENUE SMALL-CAP VALUE FUND
THIRD AVENUE REAL ESTATE VALUE FUND
THIRD AVENUE INTERNATIONAL VALUE FUND

This Statement of Additional Information (SAI) is not a Prospectus and should be read together with the Funds’ Prospectus dated March 1, 2009. The Funds’ Annual Report to Shareholders is incorporated by reference in this SAI (is legally considered part of this SAI). A copy of the Prospectus and the Funds’ reports to shareholders may be obtained without charge by writing to the Funds at 622 Third Avenue, New York, NY 10017, or by calling the Funds at (800) 443-1021 (toll free) or (212) 888-5222.

i

GENERAL INFORMATION

This SAI is in addition to and serves to expand and supplement the current Prospectus of Third Avenue Trust (the “Trust”). The Trust is an open-end, non-diversified management investment company which currently consists of four separate investment series: THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND, THIRD AVENUE REAL ESTATE VALUE FUND, and THIRD AVENUE INTERNATIONAL VALUE FUND (each a “Fund” and collectively, the “Funds”).

The Trust was organized as a statutory trust under the laws of the state of Delaware pursuant to a Trust Instrument dated October 31, 1996. At the close of business on March 31, 1997, shareholders of Third Avenue Value Fund, Inc. (“Third Avenue Maryland”), a Maryland corporation which was incorporated on November 27, 1989 and began operations on October 9, 1990, became shareholders of THIRD AVENUE VALUE FUND, a series of the Trust, pursuant to a merger agreement which was approved by a majority of Third Avenue Maryland’s shareholders on December 13, 1996. Upon this merger, all assets, privileges, powers, franchises, liabilities and obligations of Third Avenue Maryland were assumed by the Trust. Except as noted herein, all information about THIRD AVENUE VALUE FUND or the Trust, as applicable, includes information about its predecessor, Third Avenue Maryland.

INVESTMENT POLICIES

The Prospectus discusses the investment objectives of the Funds and the principal investment strategies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, additional strategies that the Funds may utilize, and certain risks associated with such investments and strategies.

The Funds expect to invest in a broad range of securities (subject to each Fund’s principal investment strategy). The particular types of securities and the percentage of a Fund’s assets invested in each type will vary depending on where the Adviser, Third Avenue Management LLC (the “Adviser”), sees the most value at the time of investment. The following is a description of the different types of securities that the Adviser may invest in and certain of the risks relating to those securities.

INVESTMENT IN EQUITY SECURITIES

Each of the Funds may invest in equity securities. In selecting equity securities, the Adviser generally seeks issuing companies that exhibit the following characteristics:

(1)

A strong financial position, as measured not only by balance sheet data but also by off-balance sheet assets, liabilities and contingencies (as disclosed in footnotes to financial statements and as determined through research of public information), where debt service* consumes a relatively small part of such companies’ cash flow;

(2)	Responsible management and control groups, as gauged by managerial competence as operators and investors as well as by an apparent absence of intent to profit at the expense of stockholders;

(3)

Availability of comprehensive and meaningful financial and related information. A key disclosure is audited financial statements and information which the Adviser believes are reliable benchmarks to aid in understanding the business, its values and its dynamics; and

(4)

Availability of the security at a market price which the Adviser believes is at a substantial discount to the Adviser’s estimate of what the issuer would be worth as a private company or as a takeover or merger and acquisition candidate.

*	“Debt service” means the current annual required payment of interest and principal to creditors.

Investing in equity securities has certain risks, including the risk that the financial condition of the issuer may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of the Funds’ shares). Equity securities are especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks owned by the Funds thus may be expected to fluctuate.

In selecting preferred stocks, the Adviser will use its selection criteria for either equity securities or debt securities, depending on the Adviser’s determination as to how the particular issue should be viewed, based, among other things, upon the terms of the preferred stock and where it fits in the issuer’s capital structure. Preferred stocks are usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks of the same issuer. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as these securities are senior to common stocks, they tend to have less possibility of capital appreciation.

Although the Adviser does not focus on market factors in making investment decisions, the Funds are, of course, subject to the vagaries of the markets.

The Funds may invest from time to time in smaller companies whose securities tend to be more volatile and less liquid than securities of larger companies.

INVESTMENT IN DEBT SECURITIES

Each of the Funds intends its investment in debt securities to be, for the most part, in securities which the Adviser believes will provide above-average current yields, yields to events, or yields to maturity. In selecting debt instruments for the Funds, the Adviser seeks the following characteristics:

1)	Reasonable covenant protection, price considered and

2)	Yield to maturity substantially above that of a comparable credit.

In acquiring debt securities for the Funds, the Adviser generally will look for reasonable covenants which protect holders of the debt issue from possible adverse future events such as, for example, the addition of new debt senior to the issue under consideration. Also, the Adviser will seek to analyze the potential impacts of possible extraordinary events such as corporate restructurings, refinancings, or acquisitions. The Adviser will also use its best judgment as to the most favorable range of maturities. The Funds may invest in “mezzanine” issues such as non-convertible subordinated debentures.

The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality is increased, the market values of debt securities generally rise. Conversely, when interest rates rise or perceived credit quality is lowered, the market values of debt securities generally decline. The magnitude of these fluctuations will be greater when the average maturity of the portfolio securities is longer.

The fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed-income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed-income instruments are experiencing liquidity issues, increased price volatility, credit downgrades and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. These events and the continuing market upheavals may have an adverse effect on the Funds’ investments.

CONVERTIBLE SECURITIES

The Funds may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of equity securities (generally common stock) of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both fixed-income and equity securities. Yields for convertible securities tend to be lower than for non-convertible debt securities but higher than for common stocks. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying security and therefore also will react to variations in the general market for equity securities and the operations of the issuer. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

MORTGAGE-BACKED SECURITIES

The Funds may invest in mortgage-backed securities and derivative mortgage-backed securities, but do not intend to invest in “principal only” and “interest only” components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Adviser believes that, under certain circumstances, many mortgage-backed securities may trade at prices below their inherent value on a risk-adjusted basis and believes that selective purchases by a Fund may provide high yield and total return in relation to risk levels. The Funds intend to invest in these securities only when the Adviser believes, after analysis, that there is unlikely to be permanent impairment of capital as measured by whether there will be a money default by either the issuer or the guarantor of these securities.

As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. See “Investment in Debt Securities.” However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If a Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, a Fund that invests in such securities may suffer significant losses.

Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. The risks associated with the real estate industry will be more significant for a Fund to the extent that it invests in mortgage-backed securities. These risks are heightened in the case of mortgage-backed securities related to a relatively small pool of mortgage loans. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property. Finally, the ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values.

Mortgage-backed securities may be issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) but also may be issued or guaranteed by other issuers, including private companies. Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship and the U.S. Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, enhanced the ability of each agency to meet its obligations.

The Funds’ investments in mortgage-based securities may include those that are issued by private issuers, and, therefore, may have some exposure to subprime loans as well as to the mortgage and credit markets generally. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles) and other entities that acquire and package mortgage loans for resale as mortgage-backed securities. Unlike mortgage-based securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Recent disruption in the financial and credit markets has had and will continue to have severe long-term and expansive consequences, including a highly volatile and uncertain business environment. Risks of banking/financial services companies in particular include, but are not limited to, decreased asset values and impaired financial and mandatory operating ratios, losses of principal and interest on existing mortgages, loss of future revenues from a downturn in the volume of mortgage originations, securitizations and other directly and indirectly related business activity, a loss of collateral value, and slowdown in the housing and related industries generally. These factors and others may result in poor financial results, volatile and declining stock prices, and increased risk of bankruptcy and business failure generally for companies in the banking/financial services industry.

ASSET-BACKED SECURITIES

The Funds may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass-through structures similar to, and having many of the same risks as, the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

COLLATERALIZED DEBT OBLIGATIONS

Each Fund may invest in collateralized debt obligations (“CDOs”), which are securitized interests in pools of--generally non-mortgage--assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (“CLO”) or collateralized bond obligation (“CBO”) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

FLOATING RATE, INVERSE FLOATING RATE AND INDEX OBLIGATIONS

The Funds may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by US Government or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. However, these Funds will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which these Funds cannot or will not invest.

Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based on, or reflect the passing through of, floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

None of the Funds intend to invest more than 5% of each of its total assets in inverse floating rate securities. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

INVESTMENT IN HIGH-YIELD DEBT AND DISTRESSED SECURITIES

The Funds may invest in high-yield debt and distressed securities, which are securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) and below BBB by Standard & Poor’s Ratings Group (“Standard & Poor’s”) and unrated debt securities of similar credit quality, commonly referred to as “junk bonds.” See also “Investment in Debt Securities” and “Restricted and Illiquid Securities.” Such securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation, and may in fact be in default. The Funds also invest in distressed securities, which Third Avenue considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Funds’ investments in distressed securities typically involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies. The Funds do not intend to invest more than 35% of their total assets in high-yield debt and distressed securities. The ratings of Moody’s and Standard & Poor’s represent their opinions as to the credit quality of the securities they undertake to rate (see Appendix A for a description of those ratings). It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objective, each such Fund depends on the Adviser’s credit analysis to identify investment opportunities. For the Funds, credit analysis is not a process of merely measuring the probability of whether a money default will occur, but also measuring how the creditor would fare in a reorganization or liquidation in the event of a money default.

Before investing in any high-yield debt or distressed instruments, the Adviser will evaluate the issuer’s ability to pay interest and principal, as well as the seniority position of such debt in the issuer’s capital structure vis-a-vis any other outstanding debt or potential debts. There appears to be a direct cause and effect relationship between the weak financial conditions of issuers of high yield bonds and the market valuation and prices of their credit instruments, as well as a direct relationship between the weak financial conditions of such issuers and the prospects that principal or interest may not be paid.

The market price and yield of bonds rated below Baa by Moody’s and below BBB by Standard & Poor’s are more volatile than those of higher rated bonds due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, general market liquidity, and the risk of an issuer’s inability to meet principal and interest payments. In addition, the secondary market for these bonds is generally less liquid than that for higher rated bonds.

Lower rated or unrated debt obligations also present reinvestment risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

The market values of these higher-yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. Companies that issue such bonds often are highly leveraged and may not have available to them more traditional methods of financing. Under adverse economic conditions, there is a risk that highly-leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. Under deteriorating economic conditions or rising interest rates, the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken significantly than that of issuers of higher-rated securities.

The Funds may also purchase or retain debt obligations of issuers not currently paying interest or in default (i.e., with a rating from Moody’s of C or lower or Standard & Poor’s of C1 or lower). In addition, these Funds may purchase securities of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. Defaulted securities will be purchased or retained if, in the opinion of the Adviser, they may present an opportunity for subsequent price recovery, the issuer may resume payments, or other advantageous developments appear likely.

ZERO-COUPON AND PAY-IN-KIND SECURITIES

The Funds may invest in zero coupon and pay-in-kind (“PIK”) securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. PIK securities pay all or a portion of their interest in the form of additional debt or equity securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero coupon and PIK securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), and avoid a certain excise tax, each Fund may be required to distribute a portion of such discount and non-cash income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

The Funds may invest in loans and other direct debt instruments owed by a borrower to another party. The Funds may also from time to time make loans. These instruments represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Securities and Exchange Commission (“SEC”). As a non-fundamental policy, the Funds will not make loans, including loans of portfolio securities, in an amount exceeding 33 1/3% of the Fund’s total assets (including such loans), except that direct investments in debt instruments shall not be deemed loans for the purpose of this limitation.

TRADE CLAIMS

The Funds may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings. For purchasers such as these Funds, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.

An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

FOREIGN SECURITIES

THIRD AVENUE INTERNATIONAL VALUE FUND will, under normal market conditions, invest at least 80% of its assets in securities of issuers located outside of the United States. This Fund intends to invest primarily in securities of companies based in developed countries.

THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND, and THIRD AVENUE REAL ESTATE VALUE FUND may invest in foreign securities investments which will have characteristics similar to those of domestic securities selected for each of these Funds. These Funds seek to avoid investing in securities in countries where there is no requirement to provide public financial information, or where the Adviser deems such information to be unreliable as a basis for analysis.

The value of a Fund’s investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of a Fund’s securities and could favorably or unfavorably affect such Fund’s operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to US companies. Most foreign companies are subject to accounting and reporting requirements that differ from those applicable to United States companies and that may be less informative. Any foreign investments made by a Fund must be made in compliance with US and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Funds may determine not to hedge or to hedge only partially their currency exchange rate exposure, the value of the net assets of the Funds as measured in US dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, a Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of a Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, each Fund is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of U.S. exchanges or markets. Accordingly, each Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. In buying and selling securities on foreign exchanges, the Funds may pay fixed commissions that may differ from the commissions charged in the United States. In addition, there may be less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

DEVELOPED AND EMERGING MARKETS

The Funds may invest in issuers located in both developed and emerging markets. The world’s industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world’s emerging markets generally include but are not limited to the following: Argentina, Bolivia, Botswana, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Panama, Peru, Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in the above section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Custodial services and other costs relating to investment in emerging markets are more expensive than in the United States in certain instances. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

DEPOSITARY RECEIPTS

The Funds may invest in American Depository Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively known as “Depositary Receipts”). Depositary Receipts are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in the US, international and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate, and are considered by THIRD AVENUE INTERNATIONAL VALUE FUND to be foreign securities for the purposes of its policy of investing 80% of its assets in foreign securities.

RESTRICTED AND ILLIQUID SECURITIES

None of the Funds will purchase or otherwise acquire any investment if, as a result, more than 15% of its net assets (taken at current market value) would be invested in securities that are illiquid. Generally speaking, an illiquid security is any asset or investment of which a Fund cannot sell a normal trading unit in the ordinary course of business within seven days at approximately the value at which a Fund has valued the asset or investment, including securities that cannot be sold publicly due to legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Over the past several years, strong institutional markets have developed for various types of restricted securities, including repurchase agreements, some types of commercial paper, and some corporate bonds and notes (commonly known as “Rule 144A Securities”). Securities freely salable among qualified institutional investors under special rules adopted by the SEC, or otherwise determined to be liquid, may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Trustees will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect a Fund’s liquidity.

The Funds may, from time to time, participate in private investment vehicles and/or in equity or debt instruments that do not trade publicly and may never trade publicly. These types of investments carry a number of special risks in addition to the normal risks associated with equity and debt investments. In particular, private investments are likely to be illiquid, and it may be difficult or impossible to sell these investments under many conditions. A Fund may from time to time establish one or more wholly-owned special purpose subsidiaries in order to facilitate the Fund’s investment program which may reduce certain of the costs (e.g. tax consequences) to the Fund.

INVESTMENT IN RELATIVELY NEW ISSUERS

The Funds intend to invest occasionally in the common stock of selected new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. The securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers seek to sell the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be the case.

INVESTMENT IN BLANK CHECK COMPANIES

The Funds may also invest in equity securities of so-called “blank check” companies. These are companies that raise commitments from investors that enable the company to identify and negotiate an acquisition of an operating company, obtain shareholder approval of the transaction and then close on the acquisition. There is a risk that the company will not be able to identify a suitable acquisition candidate or negotiate a transaction or obtain approval and close on the transaction, in which case the Fund may miss other investment opportunities. If the company closes on an acquisition, it will have similar risks to other operating companies with similar characteristics operating in a similar industry or market.

TEMPORARY DEFENSIVE INVESTMENTS

When, in the judgment of the Adviser, a temporary defensive posture is appropriate, a Fund may hold all or a portion of its assets in short-term US Government obligations, cash or cash equivalents. The adoption of a temporary defensive posture does not constitute a change in such Fund’s investment objective, and might impact the Fund’s performance.

DEMAND DEPOSIT ACCOUNTS

Due to unprecedented market conditions, the supply and yield of money market securities have fallen dramatically, and the Funds may, as a result, hold a significant portion of their cash assets in interest-bearing or non-interest-bearing demand deposit accounts (“DDAs”) at the Funds’ custodian or another depository institutional insured by the Federal Deposit Insurance Corporation (the “FDIC”). Non-interest-bearing DDAs are fully insured by the FDIC until December 31, 2009; interest-bearing DDAs are insured by the FDIC only up to $250,000. The FDIC is an independent agency of the U. S. government, and FDIC deposit insurance is backed by the full faith and credit of the U. S. government.

BORROWING

Each Fund may also make use of bank borrowing as a temporary measure for extraordinary or emergency purposes, such as for liquidity necessitated by shareholder redemptions, and may use securities as collateral for such borrowing. Such temporary borrowing may not exceed 5% of the value of the applicable Fund’s total assets at the time of borrowing.

INVESTMENT IN OTHER INVESTMENT COMPANIES

The Funds may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), provided that after any purchase each Fund does not own more than 3% of such investment company’s outstanding stock. The Adviser will charge an advisory fee on the portion of a Fund’s assets that are invested in securities of other investment companies. Thus, shareholders will be responsible for a “double fee” on such assets, since both investment companies will be charging fees on such assets.

SIMULTANEOUS INVESTMENTS

Investment decisions for each Fund are made independently from those of the other Funds and accounts advised by the Adviser and its affiliates. If, however, such other accounts wish to invest in, or dispose of, the same securities as one of the Funds, available investments will be allocated equitably to each Fund and other account. This procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.

SECURITIES LENDING

The Funds may lend their portfolio securities to qualified institutions. By lending its portfolio securities, a Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. A Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently provide that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic US bank, or securities issued or guaranteed by the US government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is “marked to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time and the loaned securities be subject to recall within the normal and customary settlement time for securities transactions and (d) the Fund receive reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

A Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of its total assets (including such loans). Loan arrangements made by a Fund will comply with all other applicable regulatory requirements. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Trust’s Board of Trustees.

A Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by its Board of Trustees. In addition, a Fund shall, through the ability to recall securities prior to any required vote, retain voting rights over the loaned securities.

On behalf of the Funds, the Trust has entered into a master lending arrangement with JPMorgan Chase & Co. in compliance with the foregoing requirements.

RISK OF MINORITY POSITIONS AND CONTROL POSITIONS

The Funds, individually or together with other funds and accounts managed by the Adviser, may obtain a controlling or other substantial position in a public or private company, which may impose additional risks. For example, should the Funds or other funds and accounts managed by the Adviser obtain such a position, the Adviser may be required to make filings concerning its holdings with the SEC and it may become subject to other regulatory restrictions that could limit the ability of the Funds to dispose of their holdings at the times and in the manner the Funds would prefer. In addition, it is possible, although unlikely, that the Funds might be deemed, in such circumstances, liable for environmental damage, product defects, failure to supervise, and other types of liability in which the limited liability characteristic of business operations may be ignored.

Further, the Adviser may designate directors to serve on the boards of directors of Fund portfolio companies. The designation of representatives and other measures contemplated could create exposure to claims by a portfolio company, its security holders and its creditors, including claims that a Fund or the Adviser is a controlling person and thus is liable for securities laws violations of a portfolio company. These control positions could also result in certain liabilities in the event of bankruptcy (e.g. extension to one year of the 90-day bankruptcy preference period) or reorganization of a portfolio company; could result in claims that the designated directors violate their fiduciary or other duties to a portfolio company or fail to exercise appropriate levels of care under applicable corporate or securities laws, environmental laws or other legal principles; and could create exposure to claims that they have interfered in management to the detriment of a portfolio company. Notwithstanding the foregoing, neither the Funds nor the Adviser will have unilateral control of any portfolio company and, accordingly, may be unable to control the timing or occurrence of an exit strategy for any portfolio company.

In addition, the Funds may incur large expenses when taking control positions and there is no guaranty that such expenses can be recouped. Also, there is no guaranty that the Funds will succeed in obtaining control positions. This could result in the Funds’ investments being frozen in minority positions and could incur substantial losses.

PORTFOLIO TURNOVER

The Funds’ investment policies and objectives, which emphasize long-term holdings, would tend to keep the number of portfolio transactions relatively low. THIRD AVENUE VALUE FUND’S portfolio turnover rate for the fiscal years ended October 31, 2008 and 2007 was 17% and 5%, respectively. THIRD AVENUE SMALL-CAP VALUE FUND’S portfolio turnover rate for the fiscal years ended October 31, 2008 and 2007 was 46% and 27%, respectively. The portfolio turnover rate for THIRD AVENUE REAL ESTATE VALUE FUND for the fiscal years ended October 31, 2008 and 2007 was 34% and 19%, respectively. The portfolio turnover rate for THIRD AVENUE INTERNATIONAL VALUE FUND for the fiscal years ended October 31, 2008 and 2007 was 30% and 23%, respectively.

SHORT SALES

The Funds may, occasionally, engage in short sales. In a short sale transaction, a Fund sells a security it does not own in anticipation of a decline in the market value of the security.

COMMODITIES

The Funds may, but currently do not intend to, invest in commodities or commodity contracts and futures contracts, except in connection with derivatives transactions.

DERIVATIVES

The Funds may invest in various instruments that are commonly known as “derivatives.” The Funds may invest in derivatives for various hedging and non-hedging purposes, including to hedge against foreign currency risk. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investments, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is also a range of risks associated with those uses. Futures are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets and can, in some circumstances, lead to significant losses. The Adviser will use derivatives only in circumstances where it believes they offer the most economic means of improving the risk/reward profile of a Fund. In most circumstances, derivatives will not be used to increase fund risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for a Fund. The use of derivatives for non-hedging purposes may be considered speculative.

OPTIONS ON SECURITIES

The Funds may write (sell) covered call and put options to a limited extent on their portfolio securities (covered options) in an attempt to increase income. However, in so doing the Funds may forgo the benefits of appreciation on securities sold pursuant to the call options or may pay more than the market price on securities acquired pursuant to put options.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, the Fund must sell the security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (net premium), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option sold by a Fund is covered when, among other things, cash or securities acceptable to the broker are placed in a segregated account to fulfill the Fund’s obligations. When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund realizes income in the amount of the premium received for writing the option. If the put option is exercised, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

A Fund may terminate or cover its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” The Fund realizes a profit or loss from a closing purchase transaction if the amount paid to purchase an option is less or more, respectively, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a “closing sale transaction” which involves liquidating the Fund’s position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) and the deferred credit related to such option is eliminated. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written are segregated on the books of the Fund’s custodian.

A Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option entitles the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increases above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remains at or below the exercise price during the option period.

A Fund normally purchases put options in anticipation of a decline in the market value of securities in its Fund (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option entitles the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund’s holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund’s holdings. Put options also may be purchased by a Fund for the purpose of benefiting from a decline in the price of securities which a Fund does not own. A Fund ordinarily recognizes a gain if the value of the securities decreases below the exercise price sufficiently to cover the premium and recognizes a loss if the value of the securities remains at or above the exercise price. Gains and losses on the purchase of protective put options tend to be offset by countervailing changes in the value of underlying Fund securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

A Fund may engage in over-the-counter options (“OTC Options”) transactions with broker-dealers who make markets in these options. The ability to terminate OTC Options positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with which the Fund enters into such options transactions under the general supervision of the Fund’s Trustees. A Fund intends to treat OTC Options purchased and the assets used to “cover” OTC Options written as not readily marketable and therefore subject to the limitations described in the section entitled “Investment Restrictions.” Unless the Trustees conclude otherwise, the Fund intends to treat OTC Options as not readily marketable and therefore subject to the Fund’s 15% limitation on investment in illiquid securities.

OPTIONS ON SECURITIES INDICES

In addition to options on securities, the Funds may purchase and write (sell) call and put options on securities indices. Such options will be used for the purposes described above under “Options on Securities.”

Options on stock indices are generally similar to options on securities except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indices is subject to the Adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

A Fund may, to the extent allowed by federal and state securities laws, invest in securities indices instead of investing directly in individual foreign securities. A stock index fluctuates with changes in the market values of the stocks included in the index.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Fund generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund’s holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate Fund securities to meet settlement obligations.

OPTIONS ON FOREIGN SECURITIES INDICES

The Funds may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Funds may also purchase and write OTC Options on foreign stock indices. These OTC Options would be subject to the same liquidity and credit risks noted above with respect to OTC Options.

To the extent permitted by US federal or state securities laws, a Fund may invest in options on foreign stock indices in lieu of direct investment in foreign securities. A Fund may also use foreign stock index options for hedging purposes.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The successful use of futures contracts and options thereon draws upon the Adviser’s skill and experience with respect to such instruments and usually depends on the Adviser’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

FUTURES CONTRACTS

Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated contracts markets by the Commodities Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges, and clear through their clearing corporations.

The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of US government securities, foreign government securities or corporate debt securities. A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month US Treasury Bills. A Fund may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Fund must allocate cash or securities as a deposit payment (initial margin). The initial margin deposits are set by exchanges and may range between 1% and 10% of a contract’s face value. Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Fund provides or receives cash that reflects any decline or increase in the contract’s value.

Although futures contracts (other than those that settle in cash such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund incurs brokerage fees when it enters into futures contracts.

Except for futures contracts that are cash settled by their terms or as a result of arrangements entered into on behalf of a Fund with its futures brokers, the Funds must segregate at their custodian an amount of liquid assets equal to the aggregate potential contractual obligation in the contract. Other segregation requirements apply to cash settled futures or such other arrangements.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin lending requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or currency exchange rate trends by the Adviser may still not result in a successful transaction.

Futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Fund, if the Adviser’s investment judgment about the general direction of interest rates is incorrect, the overall performance of the Fund would be poorer than if they had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its Fund and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its Fund to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

The Funds may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. For example, when a Fund is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on Fund securities. For example, a Fund may purchase a put option on an interest rate sensitive futures contract to hedge its Fund against the risk of a decline in the prices of debt securities due to rising interest rates.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of Fund securities which are the same as or correlate with the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund incurs a loss which is reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its Fund securities and changes in the value of its futures positions, the Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of Fund securities.

The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

FUTURES CONTRACTS ON DOMESTIC AND FOREIGN SECURITIES INDICES

The Funds may enter into futures contracts providing for cash settlement based upon changes in the value of an index of domestic or foreign securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by a Fund or adversely affect the prices of securities which are intended to be purchased at a later date for a Fund.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which the Adviser believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund’s investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Although futures contracts on securities indices would be entered into for hedging purposes only, such transactions do involve certain risks. These risks include a lack of correlation between the futures contract and the foreign equity market being hedged, and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

CREDIT DEFAULT SWAPS

Each Fund may enter into credit default swap agreements and similar agreements, which may have as reference obligations securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Credit default swaps and similar instruments involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to valuation risk, illiquidity risk, counterparty risk and credit risk. The credit default swap market is relatively new and largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund’s ability to effectively utilize credit default swaps.

CURRENCY EXCHANGE TRANSACTIONS

Because each Fund may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, each Fund from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the US dollar. Each Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

FORWARD CURRENCY EXCHANGE CONTRACTS

Each Fund may enter into foreign currency exchange contracts. A forward currency exchange contract (forward contract) is an obligation by a Fund to purchase or sell a specific currency at a future date. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward contract may not have a deposit requirement and may be traded at a net price without commission. A Fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward contract. Neither spot transactions nor forward contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund may enter into currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a Fund position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser’s long-term investment decisions, a Fund will not routinely enter into currency hedging transactions with respect to securities transactions; however, the Adviser believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in a Fund’s best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on a Fund’s foreign currency denominated fund securities and the use of such techniques will subject a Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and this will limit the Fund’s ability to use such contracts to hedge or cross-hedge its assets. The Funds’ cross hedges would generally entail hedging one currency to minimize or eliminate the currency risk of another, correlated currency. Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue.

Thus, at any time a poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which a Fund’s assets that are the subject of such cross-hedges are denominated.

OPTIONS ON FOREIGN CURRENCIES

Each Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which fund securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its Fund which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to a Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, a Fund may purchase call options on a foreign currency when the Adviser anticipates that the currency will appreciate in value.

A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Adviser anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of Fund securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option constitutes only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised a Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is “covered” if a Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian.

A Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the US dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in US dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. A Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, a Fund’s ability to terminate OTC Options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Each Fund intends to treat OTC Options as not readily marketable and therefore subject to the Fund’s 15% limit on illiquid securities.

INVESTMENT RESTRICTIONS

For the benefit of shareholders, each Fund has adopted the following restrictions, which are FUNDAMENTAL policies and, together with the each Fund’s investment objective, cannot be changed without the approval of a majority of such Fund’s outstanding voting securities.*

The following investment restrictions apply to each Fund. No Fund may:

1.

Borrow money or pledge, mortgage or hypothecate any of its assets except that each Fund may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of such Fund’s total assets when the borrowing is made.

2.

Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, it may technically be deemed to be an underwriter under certain securities laws.

3.	Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies which invest in or sponsor such programs.

4.	Issue any senior security (as defined in the 1940 Act). Borrowings permitted by Item 1 above are not senior securities.

5.

Invest 25% or more of the value of its total assets in the securities (other than Government Securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are determined to be engaged in the same industry or similar trades or businesses, or related trades or businesses.

6.

Invest 25% or more of the value of its total assets in any one industry, except that Third Avenue Real Estate Value Fund will invest more than 25% of its total assets in the real estate industry or related industries or that own significant real estate assets at the time of investment.

As a FUNDAMENTAL policy, each of the Funds reserves the ability to make loans or to invest in commodities, real estate or interests in real estate without limitation, and each of the Funds expects to make such loans and investments from time to time in accordance with applicable law, including the lending of portfolio securities, making or purchasing interests in commercial loans, investments in commodities for hedging purposes and investments in partnership and other interests in real estate.

Each Fund is required to comply with the above fundamental investment restrictions applicable to it only at the time the relevant action is taken. A Fund is not required to liquidate an existing position solely because a change in the market value of an investment, or a change in the value of the Fund’s net or total assets that causes it not to comply with the restriction at a future date. A Fund will not purchase any portfolio securities while any borrowing exceeds 5% of its total assets.

As a NON-FUNDAMENTAL policy, under normal circumstances, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund will each invest at least 80% of assets (measured at the time of investment) in securities of the type suggested by their names. None of these Funds will change its policy in this regard prior to providing its shareholders with at least 60 days advance notice.

*

As used in this SAI as to any matter requiring shareholder approval, the phrase “majority of the outstanding securities” means the vote at a meeting of (i) 67% or more of the shares present or represented, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

MANAGEMENT OF THE TRUST

The Board of Trustees of the Funds oversees the management of the Funds. The Trustees are responsible for such matters as reviewing and approving fundamental operating, financial, and corporate governance policies; evaluating the Adviser’s performance; determining management fees; and reviewing and approving procedures for providing financial and operational information to the Board.

The Trustees and officers of the Funds, together with information as to their principal business occupations during at least the last five years, are shown below. Each of the Trustees oversees five mutual funds in the Fund Complex that are advised by the Funds’ Adviser. The Fund Complex includes four portfolios in the Trust and one portfolio in the Third Avenue Variable Series Trust (the “Fund Complex”).

INTERESTED TRUSTEES

NAME, DATE OF BIRTH & ADDRESS	TERM OF OFFICE AND LENGTH OF TIME SERVED*	POSITION(S) HELD WITH REGISTRANT	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

MARTIN J. WHITMAN** DOB: 9/1924 622 Third Avenue New York, NY 10017	Trustee since 11/90	Chairman and Trustee

Chairman (3/90 to Present), Chief Executive Officer (CEO) (3/90 to 9/03), President (1/91 to 5/98) of Third Avenue Trust; Chairman (7/99 to Present), CEO (7/99 to 9/03) of Third Avenue Variable Series Trust; Co-Chief Investment Officer (2/03 to Present), Chief Investment Officer (1/91 to 2/03), Chairman and CEO (4/86 to 8/02), President (1/91 to 2/98), of EQSF Advisers, Inc. and its successor, Third Avenue Management LLC; CEO, President and Director (10/74 to Present) of Martin J. Whitman & Co., Inc. (formerly M.J. Whitman & Co. Inc.) (private investment company); Distinguished Management Fellow (1972 to 2007) and Member of the Advisory Board (10/94 to 6/95) of the Yale School of Management at Yale University; Adjunct Professor (1/01 to 12/01) of the Columbia University Graduate School of Business; Chartered Financial Analyst.

Director (3/91 to Present) of Nabors Industries, Inc. (international oil drilling services).

DAVID M. BARSE** DOB: 6/1962 622 Third Avenue New York, NY 10017	Trustee since 9/01	President, CEO and Trustee

President (5/98 to Present), Trustee (9/01 to Present), CEO (9/03 to Present) and Executive Vice President (4/95 to 5/98) of Third Avenue Trust; President (7/99 to Present), Trustee (9/01 to Present) and CEO (9/03 to Present) of Third Avenue Variable Series Trust; CEO (4/03 to Present), President (2/98 to Present), Director (4/95 to 12/02) and Executive Vice President (4/95 to 2/98) of EQSF Advisers, Inc. and its successor, Third Avenue Management LLC; CEO (7/99 to Present), President (6/95 to Present), Director (1/95 to Present) of M.J. Whitman, Inc. and its successor, M.J. Whitman LLC (registered broker-dealer); President of other funds advised by Third Avenue Management LLC (6/99 to Present)

Director (7/96 to Present) of Covanta Holding Corp. (utilities/ waste management.); Director (3/01 to Present) of Manifold Capital Holdings, Inc. (credit enhancement) and Trustee of Brooklyn Law School.

INDEPENDENT TRUSTEES

Correspondence intended for any Independent Trustee may be sent to Third Avenue Management, LLC, 622 Third Avenue, 32nd Floor, New York, NY, 10017.

NAME, DATE OF BIRTH & ADDRESS	TERM OF OFFICE AND LENGTH OF TIME SERVED*	POSITION(S) HELD WITH REGISTRANT	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

JACK W. ABER DOB: 9/1937	Trustee since 8/02	Trustee	Professor of Finance (1972 to Present) of Boston University School of Management. Trustee of Third Avenue Variable Series Trust (8/02 to Present).	Trustee, The Managers Funds (1999 to Present) (32 portfolios) and Trustee of Appleton Growth Fund.

WILLIAM E. CHAPMAN, II DOB: 9/1941	Trustee since 8/02	Trustee

Trustee; President and Owner, (1998 to Present) of Longboat Retirement Planning Solutions (consulting firm); part-time employee delivering retirement and investment education seminars (1/00 to Present) for Hewitt Associates, LLC (consulting firm); Trustee (5/02 to Present) of Bowdoin College; Trustee of Third Avenue Variable Series Trust (8/02 to Present).

Trustee, The Managers Funds (1999 to Present) (32 portfolios) and Director of Harding, Loevner Funds, Inc. (2008 to present) (6 . portfolios).

LUCINDA FRANKS DOB: 7/1946	Trustee since 2/98	Trustee	Journalist and Author (1969 to Present); Trustee of Third Avenue Variable Series Trust (7/99 to Present).	N/A

EDWARD J. KAIER DOB: 9/1945	Trustee since 8/02	Trustee

Partner (7/07 to Present) at Teeters Harvey Gilboy & Kaier LLP (law firm); Partner (1977 to 7/07) at Hepburn Willcox Hamilton & Putnam (law firm). Trustee of Third Avenue Variable Series Trust (8/02 to Present).

Trustee, The Managers Funds (1999 to Present) (32 portfolios).

MARVIN MOSER, M.D. DOB: 1/1924	Trustee since 11/94	Trustee

Clinical Professor of Medicine (1984 to Present) at Yale University School of Medicine; Senior Medical Consultant (1974 to 2002)for the National High Blood Pressure Education Program of the National Heart, Lung and Blood Institute; Trustee of Third Avenue Variable Series Trust (7/99 to Present)

Director (2002 to Present) of Comprehensive Neuroscience (research and pharmaceutical site management company).

ERIC RAKOWSKI DOB: 6/1958	Trustee since 8/02	Trustee	Professor (1990 to Present) at University of California at Berkeley School of Law. Trustee of Third Avenue Variable Series Trust (8/02 to Present).	Trustee, The Managers Funds (1999 to Present) (32 portfolios) and Director of Harding, Loevner Funds, Inc. (2008 to present) (6 Portfolios.

NAME, DATE OF BIRTH & ADDRESS	TERM OF OFFICE AND LENGTH OF TIME SERVED*	POSITION(S) HELD WITH REGISTRANT	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

MARTIN SHUBIK DOB: 3/1926	Trustee since 11/90	Trustee

Seymour H. Knox Professor (1975 to Present) of Mathematical Institutional Economics, Yale University; Trustee of Third Avenue Variable Series Trust (7/99 to Present); Director, Perini Corp. (2004-2006).

N/A

CHARLES C. WALDEN DOB: 7/1944	Trustee since 5/96	Trustee

President and Owner (2006 to Present) of Sound Capital Associates, LLC (consulting firm); Executive Vice-President - Investments and Chief Investment Officer (1973 to 1/07) of Knights of Columbus (fraternal benefit society selling life insurance and annuities); Trustee of Third Avenue Variable Series Trust (7/99 to Present); Chartered Financial Analyst.

N/A

* Each trustee serves until his successor is duly elected and qualified.

** Messrs. Whitman and Barse are “interested trustees” of the Trust, due to their employment with and indirect ownership interests in the Adviser and the Distributor, M.J. Whitman LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017.

ADVISORY MEMBER OF THE TRUST

NAME, DATE OF BIRTH & ADDRESS	TERM OF OFFICE AND LENGTH OF TIME SERVED*	POSITION(S) HELD WITH REGISTRANT	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

PHYLLIS W. BECK* DOB: 10/1927	Advisory Member since 8/02	Advisory Member	Counsel, Pepper Hamilton (2006 to Present); Associate Judge (1981 to 2006) of the Superior Court of Pennsylvania	N/A

* Phyllis W. Beck is the sister of Martin J. Whitman, Chairman of the Trust.

PRINCIPAL TRUST OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE & ADDRESS	POSITION(S) HELD WITH REGISTRANT	PRINCIPAL OCCUPATION (S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY OFFICER

VINCENT J. DUGAN DOB: 9/1965 622 Third Avenue New York, NY 10017	Treasurer and CFO

Treasurer and Chief Financial Officer (CFO) (9/04 to Present) of Third Avenue Trust; Treasurer and CFO (9/04 to Present) of Third Avenue Variable Series Trust; Chief Operating Officer (COO) and CFO (8/04 to Present) of Third Avenue Management LLC and subsidiaries; COO and CFO (8/04 to Present) of Third Avenue Holdings Delaware LLC; COO and CFO (8/04 to Present) of MJ Whitman LLC and subsidiaries; COO and CFO (8/04 to Present) of certain other funds advised by Third Avenue Management LLC (8/04 to Present); Partner Ernst & Young LLP (6/02 to 8/04)

N/A

W. JAMES HALL III DOB: 7/1964 622 Third Avenue New York, NY 10017	General Counsel

General Counsel and Secretary (6/00 to Present) of Third Avenue Trust; General Counsel and Secretary (9/00 to Present) of Third Avenue Variable Series Trust; General Counsel and Secretary (9/00 to Present) of EQSF Advisers, Inc., and its successor, Third Avenue Management LLC; General Counsel and Secretary (5/00 to Present) of M.J. Whitman, Inc. and its successor, M.J. Whitman LLC; General Counsel and Secretary of certain other funds advised by Third Avenue Management LLC (7/02 to Present).

N/A

JOSEPH REARDON DOB: 4/1960 622 Third Avenue New York, NY 10017	Chief Compliance Officer

Chief Compliance Officer (4/05 to Present) of Third Avenue Trust, Third Avenue Variable Series Trust, and Third Avenue Management LLC; Chief Compliance Officer (10/04 to 3/05) of WPG Tudor Fund, WPG Large Cap Growth Fund, WPG Funds Trust; (3/00 to 3/05) Vice President and Secretary of WPG Tudor Fund, WPG Large Cap Growth Fund and WPG Funds Trust.

N/A

MICHAEL BUONO DOB: 5/1967 622 Third Avenue New York, NY 10017	Controller

Controller (5/06 to Present) of Third Avenue Trust; Controller (5/06 to Present) of Third Avenue Variable Series Trust; Vice President and Assistant Controller (12/05 to 5/06) of Legg Mason Partners Funds; Vice President and Assistant Controller (12/98 to 12/05) of Citgroup Asset Management.

N/A

The Board of Trustees has established three committees, Audit, Valuation and Fair Value. The Audit Committee consists of Messrs. Walden, Aber and Shubik. The Audit Committee is directly responsible for the selection, compensation, retention and oversight of the work of the Trust’s independent auditors. During the fiscal year ended October 31, 2008, the Audit Committee held four meetings. The Valuation Committee is composed of the Trust’s President, Chief Financial Officer, Controller and General Counsel, and the Fair Value Committee is composed of all independent Trustees of the Trusts. These Committees will assist the Board in establishing valuation policies, in providing direction to the Adviser regarding the principles of valuing certain securities or types of securities, and in reviewing valuations determined by the Adviser. The Valuation Committee and a member of the Fair Value Committee meet or confer as needed between Board meetings.

The Trust and Third Avenue Variable Series Trust pay each independent Trustee an annual stipend of $59,000 for service to the Fund complex. The Trust pays, together with Third Avenue Variable Series Trust, each independent Trustee a fee of $4,000 for each meeting of the Fund complex of the Board of Trustees that he or she attends, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. If a special board meeting is required, each independent Trustee will receive a fee of $2,500. The lead independent Trustee will receive a supplemental retainer of $8,000. The Trustees on the Audit Committee receive $1,500 for each meeting they attend, and the Audit Committee Chairman will receive a supplemental $4,000 retainer. The Trust and Third Avenue Variable Series Trust each bear the Trustees’ fees and expenses in proportion to the percentage of aggregate net assets represented by each. Trustees do not receive any pension or retirement benefits.

For the fiscal year ended October 31, 2008, the aggregate amount of compensation paid to each Trustee by the Trust is listed below.

COMPENSATION TABLE

NAME AND POSITION HELD	AGGREGATE COMPENSATION FROM THE TRUST FOR FISCAL YEAR ENDED OCTOBER 31, 2008*	TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX PAID TO TRUSTEES FOR FISCAL YEAR ENDED OCTOBER 31, 2008*

Martin J. Whitman, Chairman	$0	$0
David M. Barse, President and CEO	$0	$0
Jack W. Aber, Trustee	$83,851	$86,000
William E. Chapman, II, Trustee	$75,550	$77,500
Lucinda Franks, Trustee	$75,550	$77,500
Edward J. Kaier, Trustee	$75,550	$77,500
Marvin Moser, Trustee	$75,550	$77,500
Eric Rakowski, Trustee	$75,550	$77,500
Martin Shubik, Trustee	$79,943	$82,000
Charles C. Walden, Trustee	$87,742	$90,000

*	Amount does not include reimbursed expenses for attending Board meetings, which amounted to $19,771 for all independent Trustees as a group.

TRUSTEE SHARE OWNERSHIP

The following chart provides information about each Trustee’s share ownership in the Funds and the Third Avenue Variable Series Trust as of December 31, 2008:

INDEPENDENT TRUSTEES

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN THE FUND COMPLEX

Jack W. Aber	Third Avenue Value Fund - $50,001-100,000	over $100,000
Third Avenue Small-Cap Value Fund - $10,001-50,000
Third Avenue Real Estate Value Fund - $1-10,000
Third Avenue International Value Fund - $10,001-50,000

William E. Chapman, II	Third Avenue Value Fund - over $100,000	over $100,000
Third Avenue Small-Cap Value Fund - $50,001-100,000
Third Avenue Real Estate Value Fund - over $100,000
Third Avenue International Value Fund - over $100,000

Lucinda Franks	Third Avenue Value Fund - $10,001-50,000	$50,001 - $100,000
Third Avenue Small-Cap Value Fund - $1-10,000
Third Avenue Real Estate Value Fund - $1-10,000
Third Avenue International Value Fund - $0

Edward J. Kaier	Third Avenue Value Fund - $10,001-50,000	over $100,000
Third Avenue Small-Cap Value Fund - $0
Third Avenue Real Estate Value Fund - $10,001-50,000
Third Avenue International Value Fund - $10,001-50,000

Marvin Moser	Third Avenue Value Fund - over $100,000	over $100,000
Third Avenue Small-Cap Value Fund - over $100,000
Third Avenue Real Estate Value Fund - over $100,000
Third Avenue International Value Fund - over $100,000

Eric Rakowski	Third Avenue Value Fund - $10,001 – 50,000	$50,001 - $100,000
Third Avenue Small-Cap Value Fund - $0
Third Avenue Real Estate Value Fund - $10,001-50,000
Third Avenue International Value Fund - $10,001-50,000

Martin Shubik	Third Avenue Value Fund - over $100,000	over $100,000
Third Avenue Small-Cap Value Fund - $0
Third Avenue Real Estate Value Fund - over $100,000
Third Avenue International Value Fund - $0

Charles C. Walden	Third Avenue Value Fund - over $100,000	over $100,000
Third Avenue Small-Cap Value Fund - $50,001-100,000
Third Avenue Real Estate Value Fund - $10,001 – 50,000
Third Avenue International Value Fund - $10,001 – 50,000

INTERESTED TRUSTEES

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN THE FUND COMPLEX

Martin J. Whitman	Third Avenue Value Fund - over $100,000	over $100,000
Third Avenue Small-Cap Value Fund - $0
Third Avenue Real Estate Value Fund - over $100,000
Third Avenue International Value Fund - $0

David M. Barse	Third Avenue Value Fund - $50,001 - 100,000	over $100,000
Third Avenue Small-Cap Value Fund - $10,001 - 50,000
Third Avenue Real Estate Value Fund - over $100,000
Third Avenue International Value Fund - over $100,000

PRINCIPAL STOCKHOLDERS

The following persons owned of record, or were known to the Trust to beneficially own, 5 percent or more of the outstanding common stock of THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND, THIRD AVENUE REAL ESTATE VALUE FUND and THIRD AVENUE INTERNATIONAL VALUE FUND as of February 1, 2009:

THIRD AVENUE VALUE FUND

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE VALUE FUND

Charles Schwab & Co., Inc.(1) 101 Montgomery Street San Francisco, CA 94104	35.3%

National Financial Services Corp.(2) P.O. Box 3908 Church Street Station New York, NY 10008-3908	18.3%

Pershing, LLC(2) 1 Pershing Plaza Jersey City, NJ 07399	5.8%

THIRD AVENUE SMALL-CAP VALUE FUND

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE SMALL-CAP VALUE FUND

Charles Schwab & Co., Inc. (1) 101 Montgomery Street San Francisco, CA 94104	36.9%

National Financial Services Corp. (2) P.O. Box 3908 Church Street Station New York, NY 10008-3908	19.8%

Pershing, LLC(2) 1 Pershing Plaza Jersey City, NJ 07399	6.9%

THIRD AVENUE REAL ESTATE VALUE FUND

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE REAL ESTATE VALUE FUND

Charles Schwab & Co., Inc.(1) 101 Montgomery Street San Francisco, CA 94104	31.3%

National Financial Services Corp.(2) P.O. Box 3908 Church Street Station New York, NY 10008-3908	27.6%

Pershing, LLC(2) 1 Pershing Plaza Jersey City, NJ 07399	8.7%

THIRD AVENUE INTERNATIONAL VALUE FUND

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE INTERNATIONAL VALUE FUND

Charles Schwab & Co., Inc.(1) 101 Montgomery Street San Francisco, CA 94104	32.6%

National Financial Services Corp.(2) P.O. Box 3908 Church Street Station New York, NY 10008-3908	23.2%

Pershing, LLC(2) 1 Pershing Plaza Jersey City, NJ 07399	7.7%

(1)

Charles Schwab & Co., Inc. is a discount broker-dealer acting as a nominee for registered investment advisers whose clients have purchased shares of the Fund, and also holds shares for the benefit of its clients.

(2)	National Financial Services Corp. and Pershing, LLC are broker-dealers holding shares for the benefit of their respective clients.

As of February 1, 2009, the officers and Trustees of the Funds owned, in the aggregate, less than 1% of each of the Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, and Third Avenue International Value Fund.

INVESTMENT ADVISER

The investment adviser to the Trust is Third Avenue Management LLC. The parent company of the Adviser is Third Avenue Holdings Delaware LLC, which is majority owned by Affiliated Managers Group, Inc. (“AMG”), and the remaining portion is owned by the senior management of the Adviser, including key employees of the Adviser, and the children of Martin J. Whitman. AMG is a holding company that holds interests in several investment management firms. The day-to-day activities of the Adviser, including all investment advice, are managed by the Adviser’s senior management.

The following individuals are affiliated persons of both the Trust and the Adviser:

NAME	CAPACITY WITH TRUST	CAPACITY WITH ADVISER

Martin J. Whitman	Chairman	Co-CIO
David M. Barse	President and CEO	President and CEO
Vincent J. Dugan	Treasurer and CFO	COO and CFO
W. James Hall	General Counsel and Secretary	General Counsel and Secretary
Joseph Reardon	Chief Compliance Officer	Chief Compliance Officer
Michael Buono	Controller	Controller

The Adviser or its affiliates pay certain costs of marketing the Funds out of their own resources. The Adviser or its affiliates may also share with third party intermediaries certain marketing expenses or pay for the opportunity to distribute the Funds, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. The Adviser or its affiliates may also pay amounts from their own resources to third parties, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing record keeping, subaccounting, transaction processing and other

Administrative, shareholder or distribution-related services. These payments are in addition to any fees that may be paid by the Funds for these types of or other services.

The amount of these payments is determined from time to time by the Adviser and may differ among such financial intermediaries. Such payments may provide incentives for such parties to make shares of the Funds available to their customers, and may result in the Funds having greater access to such parties and their customers than would be the case if no payments were paid. These payment arrangements will not change the price an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of the investor.

You may wish to inquire whether such arrangements exist when purchasing or selling or evaluating any recommendations to purchase or sell shares of the Funds through any intermediary.

INVESTMENT ADVISORY AGREEMENT

The investment advisory services of the Adviser are furnished to each of the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser (or its predecessor entity) has provided investment advisory services to the Funds since their inception.

Under the Advisory Agreement, the Adviser supervises and assists in the management of the Trust, provides investment research and research evaluation, and arranges for execution of the Funds’ purchase and sale of securities. Although the Adviser is responsible for selecting brokers and obtaining best execution, the Advisory Agreement does not require the Adviser to maintain a trading desk for that purpose or to execute the Funds’ portfolio securities transactions, and the Adviser does not have any obligation, expertise or personnel to provide execution services. The Adviser relies on its affiliates, M.J. Whitman LLC and Private Debt LLC, and other broker-dealers it selects, for that purpose (see “Portfolio Trading Practices” discussed below). The Adviser furnishes at its expense all necessary office equipment and personnel necessary for performance of the obligations of the Adviser and pays the compensation of officers of the Trust.

All other expenses incurred in the operation of the Funds and the continuous offering of their shares, including taxes, fees and commissions, bookkeeping expenses, fund employees, expenses of redemption of shares, charges of administrators, custodians and transfer agents, auditing and legal expenses and fees of outside Trustees are borne by the Funds. Any expense which cannot be allocated to a specific Fund will be allocated to each of the Funds based on their relative net asset values on the date the expense is incurred. From time to time, the Adviser may waive receipt of its fees and/or assume certain expenses of a Fund, which would have the effect of lowering the expense ratio of the Fund and increasing return to investors.

The Advisory Agreement continues from year to year if approved annually by the Board of Trustees of the Trust or a majority of the outstanding voting securities of the Trust, and by vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” (as defined in the 1940 Act) of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements may be terminated at any time without penalty, upon 60 days written notice by either party to the other, and will automatically be terminated upon any assignment thereof.

For the investment advisory services provided by the Adviser, THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND pay the Adviser a monthly fee of 1/12 of 0.90% (an annual rate of 0.90%) on the average daily net assets in each Fund during the prior month. THIRD AVENUE INTERNATIONAL VALUE FUND pays the Adviser a monthly fee in an amount equal to 1/12 of 1.25% (an annual rate of 1.25%) on the average daily net assets in the Fund during the prior month.

During the fiscal years ended October 31, 2008, 2007, and 2006, THIRD AVENUE VALUE FUND paid investment advisory fees to the Adviser of $85,131,679, $97,198,464, and $71,839,021, respectively. During the fiscal years ended October 31, 2008, 2007, and 2006, THIRD AVENUE SMALL-CAP VALUE FUND paid investment advisory fees to the Adviser of $17,005,374, $21,517,031, and $20,717,653, respectively. During the fiscal years ended October 31, 2008, 2007, and 2006, THIRD AVENUE REAL ESTATE VALUE FUND paid investment advisory fees to the Adviser of $19,628,391, $28,960,859, and $26,920,787, respectively. During the fiscal year ended October 31, 2008, 2007, and 2006, THIRD AVENUE INTERNATIONAL VALUE FUND paid investment advisory fees to the Adviser of $23,167,228, $29,138,463, and $28,176,007, respectively.

Under current arrangements, whenever in any fiscal year, the normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, of THIRD AVENUE VALUE FUND or THIRD AVENUE SMALL-CAP VALUE FUND exceeds 1.90% of the first $100 million of average daily net assets of the Fund, and 1.50% of assets in excess of $100 million, the Adviser currently is obligated to reimburse the Fund in an amount equal to that excess. Under current arrangements, whenever in any fiscal year, the normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, of THIRD AVENUE REAL ESTATE VALUE FUND exceeds 1.50% of average daily net assets of the Fund, the Adviser currently is obligated to reimburse the Fund in an amount equal to that excess. Under current arrangements, whenever in any fiscal year, the normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, of THIRD AVENUE INTERNATIONAL VALUE FUND exceeds 1.75% of average daily net assets of the Fund, the Adviser is currently obligated to reimburse the Fund in an amount equal to that excess.

If a Fund’s operating expenses fall below the expense limitation, that Fund will begin paying the Adviser for the amount contributed on behalf of the Fund by the Adviser (or its predecessor entity). This repayment will continue for up to three years after the end of the fiscal year in which an expense is waived or reimbursed by the Adviser (or its predecessor entity), subject to the expense limitation, until the Adviser has been paid for the entire amount contributed or such three-year period expires. Either the Adviser or the Trust may terminate the foregoing reimbursement arrangements at any time.

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of October 31, 2008, Martin J. Whitman managed or was a member of the management team for the following accounts (other than the Third Avenue Value Fund):

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	None	None	None	None

Pooled Investment Vehicles Other Than Registered Investment Companies	None	None	None	None

Other Accounts	None*	None	None	None

*	Martin J. Whitman manages thirteen accounts totaling over $1 million in the aggregate in a personal capacity and receives no advisory fee for these accounts.

As of October 31, 2008, Curtis R. Jensen managed or was a member of the management team for the following accounts (other than the Third Avenue Small-Cap Value Fund):

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	5	$2.1 billion	None	None

Pooled Investment Vehicles Other Than Registered Investment Companies	None	None	None	None

Other Accounts	None*	None	None	None

* Curtis R. Jensen manages four accounts totaling over $1 million in the aggregate in a personal capacity and receives no advisory fee for these accounts.

As of October 31, 2008, Michael Winer managed or was a member of the management team for the following accounts (other than the Third Avenue Real Estate Value Fund):

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	None	None	None	None

Pooled Investment Vehicles Other Than Registered Investment Companies	3	$158 million	1	$148 million

Other Accounts	17*	$100 million	None	None

* Mr. Winer also manages four accounts totaling over $1 million in the aggregate in a personal capacity and receives no advisory fee for these accounts.

As of October 31, 2008, Amit Wadhwaney managed or was a member of the management team for the following accounts (other than the Third Avenue International Value Fund):

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	None	None	None	None

Pooled Investment Vehicles Other Than Registered Investment Companies	5	$868 million	1	$455 million

Other Accounts	24*	$326 million	None	None

* Mr. Wadhwaney also manages three accounts totaling over $1 million in the aggregate in a personal capacity and receives no advisory fee for these accounts.

The Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another, such as performance or higher fees paid to the Adviser, or in which portfolio managers have personal investments or an interest in the receipt of advisory fees. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes investment management and advisory services to numerous clients in addition to the Funds, and the Adviser may, consistent with applicable law, make investment decisions for other clients or accounts (including accounts which are private partnerships or have performance compensation or potentially higher fees paid to the Adviser, or in which portfolio managers have personal investments or an interest in the receipt of advisory fees) which may be the same as or different from those made for the Funds. In addition, the Adviser, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action which the Adviser, or any of its affiliates, or any officer, director, member, employee or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) officers, directors, or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or the officers, managers, board directors and employees of any of them has any substantial economic interest or possesses material non-public information. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account or when a sale in one account lowers the sale price received in a sale by a second account. The Adviser has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients’ interests.

Circumstances may arise under which the Adviser determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, the Adviser will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but will not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for a Fund, the Adviser may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Fund with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for any of the Funds.

PORTFOLIO MANAGER COMPENSATION

Compensation is structured so that key professionals benefit from staying with the Adviser. Each portfolio manager receives a fixed base salary and a cash bonus payable every year. A portion of the bonus is deferred pursuant to the practice of the Adviser. The bonus is determined in the discretion of Senior Management of the Adviser, and is based on a qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Obviously, many of the factors considered by management in reaching its compensation determinations will be impacted by the long-term performance and the value of assets held in any one Fund as well as the performance and assets held in the Funds collectively as well as the portfolios managed for the Adviser’s other clients. However, there are not set formulas and no benchmarks considered in these determinations, which are not quantitative in any way. When Portfolio Managers also perform additional management functions within the Adviser, those contributions may also be considered in the determination of bonus compensation. Each Portfolio Manager who is a partner in the Adviser also receives a quarterly pro rata distribution based on the revenues of the Adviser as a whole. The amount of these revenues is affected by many different factors, but the portion paid to each partner remains constant, subject to the admission or departure of partners during any given time period.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of October 31, 2008, the end of the Portfolio’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Fund he manages is shown below:

PORTFOLIO MANAGER	DOLLAR RANGE OF THE PORTFOLIO’S SECURITIES OWNED

Martin J. Whitman	Third Avenue Value Fund: over $1,000,000

Curtis Jensen	Third Avenue Small-Cap Value Fund: over $1,000,000

Michael Winer	Third Avenue Real Estate Value Fund: $500,000-1,000,000

Amit Wadhwaney	Third Avenue International Value Fund: $500,000-1,000,000*

*As of December 31, 2008, Mr. Wadhwaney had made additional purchases to increase his holdings above $1 million.

DISTRIBUTOR

The distribution services of M.J. Whitman LLC, 622 Third Avenue, New York, NY 10017, the Funds’ Distributor, are furnished to each Fund pursuant to a Distribution Agreement (the “Distribution Agreement”). Under each Distribution Agreement, the Distributor (1) assists in the sale and distribution of each Fund’s shares on a continuous basis; and (2) qualifies and maintains its qualification as a broker-dealer in such states where shares of the Funds are registered for sale.

Each Distribution Agreement will remain in effect provided that it is approved at least annually by the Board of Trustees or by a majority of the Fund’s outstanding shares, and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. Each Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not less than 60 days written notice.

During the fiscal year ended October 31, 2008, M.J. Whitman LLC, an affiliate of the Adviser, received commissions for the execution of Fund portfolio transactions as follows:

NAME OF PRINCIPAL UNDERWRITER	NAME OF FUND	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTIONS AND REPURCHASES	BROKERAGE COMMISSIONS	OTHER COMPENSATION

M.J. Whitman LLC	Value Fund	None	None	$3,096,165	None
M.J. Whitman LLC	Small-Cap Value Fund	None	None	$1,734,253	None
M.J. Whitman LLC	Real Estate Value Fund	None	None	$1,877,326	None
M.J. Whitman LLC	International Value Fund	None	None	$980,234	None

ADMINISTRATOR

The Funds have entered into agreements with PNC Global Investment Servicing (“PNC”) pursuant to which PNC will provide certain accounting, transfer agency and shareholder services to each Fund. The Transfer Agency Services Agreement automatically renews for successive terms of one (1) year. However, the Funds may elect not to renew the Transfer Agency Services Agreement by providing written notice not less than 90 days prior to the expiration of the term. The Funds have entered into an Administration Agreement (the “Administration Agreement”) with the Adviser, which provides that the Adviser will provide all administrative services to the Funds other than those relating to those performed by PNC under the Services Agreement. The Adviser has entered into a Sub-

Administration Agreement (the “Sub-Administration Agreement”) with PNC pursuant to which PNC performs certain of those services on behalf of the Adviser. Pursuant to the Administration Agreement, the Adviser (or PNC, if so delegated by the Adviser under the Sub-Administration Agreement) provides blue-sky administration, performs bill processing and payment services, completes industry questionnaires, and prepares financial, management, tax and regulatory reports. The Administration Agreement automatically renews for successive terms of one (1) year and may be terminated at any time (effective after such initial term) without penalty, upon 60 days’ written notice by either party to the other. The Trust has agreed to pay the Adviser pursuant to the Administration Agreement an amount equal to $174,590 per annum plus an amount equal to 50% of the excess of (i)(x) $191,022 plus (y) an amount equal to .01% of the Fund’s average net assets in excess of $1 billion minus (ii) $174,590, and the Adviser has agreed to pay PNC $180,775 per annum pursuant to the Sub-Administration Agreement.

During the fiscal year ended October 31, 2008, the Funds paid fees to the Adviser for these services in the following amounts: THIRD AVENUE VALUE FUND $574,108, THIRD AVENUE SMALL-CAP VALUE FUND $113,425, THIRD AVENUE REAL ESTATE VALUE FUND $131,843, and THIRD AVENUE INTERNATIONAL VALUE FUND $113,299. During the fiscal year ended October 31, 2007, the Funds paid fees to the Adviser for these services in the following amounts: THIRD AVENUE VALUE FUND $620,741, THIRD AVENUE SMALL-CAP VALUE FUND $137,357, THIRD AVENUE REAL ESTATE VALUE FUND $184,786, and THIRD AVENUE INTERNATIONAL VALUE FUND $133,787. During the fiscal year ended October 31, 2006, the Funds paid fees to the Adviser for these services in the following amounts: THIRD AVENUE VALUE FUND $466,952, THIRD AVENUE SMALL-CAP VALUE FUND $134,785, THIRD AVENUE REAL ESTATE VALUE FUND $175,285, and THIRD AVENUE INTERNATIONAL VALUE FUND $131,952.

CUSTODIAN

Custodial Trust Company (“CTC”), 101 Carnegie Center, Princeton, NJ 08540-6231, serves as custodian for the Funds pursuant to a Custodian Agreement. Under such agreement, the Custodian (1) maintains a separate account or accounts in the name of each Fund; (2) holds and transfers portfolio securities on account of each Fund; (3) accepts receipts and makes disbursements of money on behalf of each Fund; (4) collects and receives all income and other payments and distributions on account of each Fund’s securities; and (5) makes periodic reports to the Board of Trustees concerning each Fund’s operations. CTC will custody each Fund’s foreign assets with foreign custodians, pursuant to the requirements of Rule 17f-5 under the 1940 Act.

TRANSFER AND DIVIDEND PAYING AGENT

PNC, 760 Moore Road, King of Prussia, PA 19406-1212, is the transfer and dividend paying agent for each of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, is the independent registered public accounting firm for the Funds. The independent registered public accounting firm audits the financial statements of the Funds following the end of each fiscal year and provides a report to the Board of Trustees and shareholders of the results of the audit.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties. Each Fund discloses its top ten portfolio holdings on a monthly basis approximately 15 business days after month end by posting this information on its website and discloses substantially all of its portfolio holdings on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after quarter end. These disclosures are public and are publicly available on an ongoing basis.

Other disclosures of portfolio holdings information will only be made following a determination by the Funds’ Chief Compliance Officer that the disclosures are for a legitimate business purpose and that the recipient has agreed in writing that it is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. No other officer or employee of the Trust or its affiliates is authorized to make such other disclosures without such a determination by the Chief Compliance Officer. The only parties that are currently authorized to receive additional information are service providers to the Funds - namely, the Adviser, PNC, CTC, auditors and each of their respective affiliates and advisers, who receive such information regularly in the course of providing services for the Funds. It is not the present intention of the Funds to allow any disclosure beyond these parties. The Trustees will, on a quarterly basis, be provided with a list of any new recipients of portfolio information (along with information on the nature of the recipient and the of such details of the disclosures). Any such new recipient would also be required to confirm in writing both a duty of confidentiality and a duty not to trade on non-public information.

The Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in connection with any disclosures of portfolio holdings. In light of the narrowly restricted group of parties that will receive non-public disclosure of portfolio holdings, the Trust believes that the foregoing procedures substantially eliminate the likelihood of conflicts regarding use of this information between the interests of shareholders and the interests of affiliates of the Trust, including the Adviser and the Distributor. In the event that the Chief Compliance Officer or other officer or employee of the Trust or an affiliate believes that a conflict has arisen, he or she is required to raise the matter for resolution in accordance with the Trust’s procedures for such potential conflicts. In addition, any unauthorized disclosures will be reported to the Board on at least a quarterly basis.

CODE OF ETHICS

The Trust, the Adviser and the Distributor have adopted a code of ethics as required by the 1940 Act, the Investment Advisers Act of 1940 (for the Adviser only), and relevant SEC rules. The code of ethics applies to all individuals who have access to or knowledge of the Funds’ activities. The code of ethics permits these individuals to transact in securities only pursuant to relevant restrictions adopted in conformance with the 1940 Act and SEC rules. Among other things, the code prohibits access persons from transacting in securities held by the Funds or under consideration for purchase by the Funds.

PROXY VOTING POLICIES

The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Funds. Under the Adviser’s proxy voting policy, client portfolio securities must be voted in the best interests of the clients.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines set forth in its proxy voting policy. The proxy guidelines address, for example, Adviser’s clients’ elections of directors, classified boards, cumulative voting and blank check preferred stock. The guidelines are subject to exceptions on a case-by-case-basis, as discussed below. On issues not specifically addressed by the guidelines, the Adviser will analyze how the proposal may affect the value of the Fund(s) holding the security and vote in accordance with what it believes to be the best interests of Fund shareholders.

The Adviser will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, the Adviser may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

The Adviser’s Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held by the Funds. The Accounting Department forwards proxy and other solicitation materials received to the General Counsel or his designee who presents the proxies to the Adviser’s Proxy Voting Committee. The Proxy Voting Committee, consisting of senior portfolio managers and research analysts designated by the Adviser’s President, determines how the proxies will be voted applying the Adviser’s policy guidelines. In most instances, the Committee shall delegate the responsibility for making each voting determination to an appropriate member of the Committee who has primary responsibility for the security in question. The Adviser’s General Counsel or his designee shall participate in all decisions to present issues for a vote, field any conflict issues, document deviations from policy guidelines and document all routine voting decisions. The Proxy Voting Committee may seek the input of the Adviser’s Co-Chief Investment Officers, other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines must be documented in writing. The Adviser’s General Counsel or his designee instructs the Accounting Department to vote the proxies in accordance with determinations reached under the process described above. The Accounting Department votes the proxies by an appropriate method in accordance with instructions received.

Any employee of the Adviser who may have direct or indirect influence on proxy voting decisions who becomes aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest is required to bring the issue to the Adviser’s General Counsel. The Adviser’s General Counsel will analyze each potential or actual conflict presented to determine materiality and will document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, the Adviser’s General Counsel is required to address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that the Adviser votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise the Adviser how to vote or (5) presenting the conflict to the Board of Trustees of the Trust and obtaining direction on how to vote.

The Adviser maintains required records relating to votes cast and the Adviser’s proxy voting policies and procedures in accordance with applicable law.

For anyone wishing to receive information on how a Fund voted during the year ended June 30th, the information can be obtained after the following August 31st without cost:

•	on the Funds’ website at www.thirdave.com or

•	on a web site maintained by the SEC at www.sec.gov.

PORTFOLIO TRADING PRACTICES

Under each Fund Advisory Agreement between the Trust and the Adviser, the Adviser is not obligated to maintain a trading desk to assist in selecting brokers and dealers or to execute the Funds’ portfolio transactions, and the Adviser does not have any obligation, expertise or personnel to provide execution services. The Adviser relies on its affiliates, M.J. Whitman LLC and Private Debt LLC, and other broker-dealers it selects, for that purpose. In placing portfolio transactions with brokers and dealers, the Adviser seeks best execution which consists of an effort to obtain satisfactory service in the execution of orders at the most favorable prices (which in the case of principal transactions, include a reasonable mark-up or markdown and in the case of brokerage transactions, include reasonable commission rates). In the experience of the Adviser, it has on average been able to obtain more favorable prices and execution after commission through its affiliated brokers, including where those brokers execute through an electronic crossing network or other trading or matching network (or with a primary market maker), and has also able to maintain a higher degree of confidentiality. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Funds (involving both price paid or received and any commissions or other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all if selling large blocks is involved, the ability and willingness of the broker to stand ready to execute possibly difficult transactions in the future, the financial strength and stability of the broker, confidentiality and the ability to minimize and clear up settlement issues. Such considerations are to a large degree qualitative in nature and are also weighed by management in determining the overall reasonableness of brokerage commissions paid. Under its Advisory Agreements with the Trust, the Adviser has discretion to pay a greater amount if it, in good faith, determines that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, either in terms of that particular transaction or in fulfilling the overall responsibilities of the

Adviser to the Funds. The Adviser will monitor any such payments to ensure it believes that they are reasonable in relation to the information and/or services being provided. In allocating any such portfolio brokerage, the Adviser considers any research, statistical and other factual information provided by various brokers from time to time to the Adviser, although the Adviser does not have, and does not intend to enter into, any formal soft dollar arrangements with broker-dealers. Such information as is received from time to time is available to the Adviser for the benefit of all clients, not just the clients paying the commissions on any particular trades.

The Adviser intends to use M.J. Whitman LLC and Private Debt LLC, who are affiliated with the Adviser, as brokers for the Funds where, in the Adviser’s judgment, after consultation with such firms, they will be able to obtain a price and execution at least as favorable as other qualified brokers and at a favorable commission. M.J. Whitman LLC is a securities broker-dealer, and Private Debt LLC is a broker of various types of debt instruments that are not considered securities under the Securities Exchange Act of 1934. In determining the commissions to be paid to M.J. Whitman LLC and Private Debt LLC, it is the policy of the Adviser that such commissions will, in the judgment of the Adviser, be (i) at least as favorable as those which would be charged by other qualified brokers having comparable execution capability and (ii) at least as favorable as commissions contemporaneously charged by M.J. Whitman LLC or Private Debt LLC, as the case may be, on comparable transactions for its most favored unaffiliated customers, except for any customers of M.J. Whitman LLC or Private Debt LLC, as the case may be, considered by a majority of the independent Trustees not to be comparable to the Funds. The Adviser does not deem it practicable or in the best interests of the Funds to solicit competitive bids for commission rates on each transaction. However, consideration is regularly given to information concerning the prevailing level of commissions charged on comparable transactions by other qualified brokers. The Adviser also uses M.J. Whitman LLC and Private Debt LLC to recommend other brokers or market makers for transactions they do not execute. In addition, the Adviser uses M.J. Whitman to execute transactions in U.S. Treasuries and sovereign debt, which M.J. Whitman does without charge.

The Adviser has a brokerage committee that reviews all trades for the Adviser’s clients and monitors the execution quality of the affiliated and non-affiliated intermediaries used to execute portfolio transactions for its clients, including the Funds. The Adviser utilizes third party vendor reports to assist it in analyzing the quality of execution by the brokers and dealers it used.

The Adviser will make available to the Trustees, at least on a quarterly basis, among other things, the Funds’ portfolio transactions for which MJ Whitman LLC or Private Debt LLC was the broker and a summary of all trades for which unaffiliated brokers were used, including information relating to the commissions charged by M.J. Whitman LLC and Private Debt LLC to the Funds and to their other customers, information concerning the prevailing level of commissions charged by other qualified brokers, and information regarding the price and quality of execution of M.J. Whitman LLC compared to other brokers. In addition, the procedures pursuant to which M.J. Whitman LLC and Private Debt LLC effect brokerage transactions for the Funds must be reviewed and approved no less often than annually by a majority of the independent Trustees. David M. Barse, W. James Hall and Vincent Dugan, who are executive officers of the Trust and the Adviser, are also executive officers of M.J. Whitman LLC and Private Debt LLC, and participate in the profits of such firms, as may Martin J. Whitman, who is a Trustee and Co-Chief Investment Officer, and an equity holder in the parent of the Adviser.

To the knowledge of the Funds, no affiliated person of the Funds receives give-ups or reciprocal business in connection with security transactions of the Funds. The Funds do not effect securities transactions through brokers in accordance with any formula, nor will they take the sale of Fund shares into account in the selection of brokers to execute security transactions. However, brokers who execute brokerage transactions for the Funds, including M.J. Whitman

LLC and Private Debt LLC, from time to time may effect purchases of Fund shares for their customers. M.J. Whitman LLC pays a portion of its brokerage commissions to other brokerage firms and its clearing agents. The Board of Trustees of the Trust has adopted policies and procedures which prohibit the direction of Fund transactions for compensation for promotion or distribution of Fund shares.

For the fiscal year ended October 31, 2008, THIRD AVENUE VALUE FUND incurred total brokerage commissions of $3,956,886, of which approximately $3,096,165 (or 78%) was paid to M.J. Whitman LLC. For the fiscal year ended October 31, 2007, THIRD AVENUE VALUE FUND incurred total brokerage commissions of $3,732,375, of which approximately $2,623,606 (or 70%) was paid to M.J. Whitman LLC. For the fiscal year ended October 31, 2006, THIRD AVENUE VALUE FUND incurred total brokerage commissions of $3,288,966, of which approximately $2,400,811 (or 73%) was paid to M.J. Whitman LLC.

For the fiscal year ended October 31, 2008, THIRD AVENUE SMALL-CAP VALUE FUND incurred total brokerage commissions of $2,569,068, of which approximately $1,734,253 (or 68%) was paid to M.J. Whitman LLC. For the fiscal year ended October 31, 2007, THIRD AVENUE SMALL-CAP VALUE FUND incurred total brokerage commissions of $1,508,203, of which approximately $1,097,079 (or 73%) was paid to M.J. Whitman LLC. For the fiscal year ended October 31, 2006, THIRD AVENUE SMALL-CAP VALUE FUND incurred total brokerage commissions of $1,328,547, of which approximately $1,074,329 (or 81%) was paid to M.J. Whitman LLC.

For the fiscal year ended October 31, 2008, THIRD AVENUE REAL ESTATE VALUE FUND incurred total brokerage commissions of $2,692,685, of which approximately $1,877,326 (or 70%) was paid to M.J. Whitman LLC. For the fiscal year ended October 31, 2007, THIRD AVENUE REAL ESTATE VALUE FUND incurred total brokerage commissions of $2,260,233, of which approximately $1,424,104 (or 63%) was paid to M.J. Whitman LLC. For the fiscal year ended October 31, 2006, THIRD AVENUE REAL ESTATE VALUE FUND incurred total brokerage commissions of $1,050,718, of which approximately $404,725 (or 39%) was paid to M.J. Whitman LLC.

For the fiscal year ended October 31, 2008, THIRD AVENUE INTERNATIONAL VALUE FUND incurred total brokerage commissions of $2,067,382, of which approximately $980,234 (or 47%) was paid to M.J. Whitman LLC. For the fiscal year ended October 31, 2007, THIRD AVENUE INTERNATIONAL VALUE FUND incurred total brokerage commissions of $2,005,446, of which approximately $654,913 (or 33%) was paid to M.J. Whitman LLC. For the fiscal year ended October 31, 2006, THIRD AVENUE INTERNATIONAL VALUE FUND incurred total brokerage commissions of $2,676,371, of which approximately $1,181,008 (or 44%) was paid to M.J. Whitman LLC.

For the fiscal year ended October 31, 2008, THIRD AVENUE VALUE FUND effected 79% of the aggregate dollar amount of its total agency transactions for which commissions were paid through M.J. Whitman LLC. Additional transactions were executed through other brokers acting as principal.

For the fiscal year ended October 31, 2008, THIRD AVENUE SMALL-CAP VALUE FUND effected 69% of the aggregate dollar amount of its total agency transactions for which commissions were paid through M.J. Whitman LLC. Additional transactions were executed through other brokers acting as principal.

For the fiscal year ended October 31, 2008, THIRD AVENUE REAL ESTATE VALUE FUND effected 77% of the aggregate dollar amount of its total agency transactions for which commissions were paid through M.J. Whitman LLC. Additional transactions were executed through other brokers acting as principal.

For the fiscal year ended October 31, 2008, THIRD AVENUE INTERNATIONAL VALUE FUND effected 51% of the aggregate dollar amount of its total agency transactions for which commissions were paid through M.J. Whitman LLC. Additional transactions were executed through other brokers acting as principal.

SHARE INFORMATION

All shares of the Funds have one vote and when duly issued will be fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are freely transferable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional funds with different objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the 1940 Act and the laws of the State of Delaware.

Shares of the Funds have equal non-cumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board of Trustees. The shares of each Fund also have equal rights with respect to dividends, assets and liquidation of that Fund and are subject to any preferences, rights or privileges of any classes of shares of that Fund. The Trust is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes requiring shareholder approval, such as changing fundamental investment policies or upon the written request of 10% of the shares of the Funds to replace its Trustees.

PURCHASE ORDERS

Each Fund reserves the right, in its sole discretion, to refuse purchase orders. Without limiting the foregoing, a Fund will consider exercising such refusal right when it determines that it cannot effectively invest the available funds on hand in accordance with such Fund’s investment policies.

Certain financial intermediaries have made arrangements with the Funds so that an investor may purchase or redeem shares at the net asset value (“NAV”) per share next determined after the financial intermediary receives the share order. In other instances, the Funds have also authorized such financial intermediaries to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf at the share price next determined after such designees receive the share order. Under these arrangements, a Fund will be deemed to have received a purchase or redemption order when the financial intermediary or, if applicable, a financial intermediary’s authorized designee, receives the share order from an investor.

REDEMPTION OF SHARES

The procedure for redemption of fund shares under ordinary circumstances is set forth in the Prospectus. In unusual circumstances, such as in the case of a suspension of the determination of NAV, the right of redemption is also suspended and, unless redeeming shareholders withdraw their certificates from deposit, they will receive payment of the net asset value next determined after termination of the suspension. The right of redemption may be suspended or payment upon redemption deferred for more than seven days: (a) when trading on the New York Stock Exchange (“NYSE”) is restricted; (b) when the NYSE is closed for other than weekends and holidays; (c) when the SEC has by order permitted such suspension; or (d) when an emergency exists making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (a), (c) or (d) exist.

REDEMPTION IN KIND

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which such Fund is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of such Fund at the beginning of such period. Should a redemption exceed such limitation, a Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.

CALCULATION OF NET ASSET VALUE

As indicated in the Prospectus, the NAV per share for each Fund will be determined on each day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

For purposes of determining each Fund’s NAV per share, readily marketable portfolio securities traded on a market for which actual transaction prices are published daily generally are valued at the last sale price on the principal such market as of the close of the regular trading session of the NYSE on the business day as of which such value is being determined. Readily marketable securities traded on a market for which only bid and ask quotations are available generally, are valued at the mean between the last bid and ask prior to such valuation time. Any other readily marketable securities generally are valued on the basis of actual transactions or firm bid quotations. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees. For securities whose principal market is closed at the time of which a Fund calculates its net asset value, the valuation may take into account subsequent market activity in other markets along with other factors. Pricing services are utilized regularly in the valuation process and spreads and other methods of assisting in valuation may also be utilized. The Funds have retained a third party provider that, under certain circumstances, applies a statistical model to provide fair value pricing for foreign securities with principal markets that are no longer open when a Fund calculates its NAV, and certain events have occurred after the principal markets have closed but prior to the time as of which the Funds compute their net asset values. This means that a Fund’s NAV may be based, at least in part, on prices other than those determined as of the close of the principal market in which such assets trade.

Assets that are not considered to be readily marketable are valued by the Adviser at fair value, which is generally taken to be the amount for which the asset could be sold in an orderly disposition over a reasonable time period taking into account the nature of the asset, under procedures established by and under the general supervision and responsibility of the Funds’ Board of Trustees. Fair valuation is inherently imprecise and becomes more so as the range and depth of market participants and information about the asset diminish. In determining fair value, the Adviser reviews various factors to determine whether to value the asset on the basis of public markets, private transactions, an analytical method, or at cost. The Adviser’s methodologies and determinations of fair value are reviewed at least quarterly by the Board of Trustees.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is general in nature and does not address issues that may be relevant to a particular holder subject to special treatment under U.S. federal income tax laws (such as banks and financial institutions, insurance companies, dealers in securities, foreign shareholders, tax-exempt or tax-deferred plans, accounts or entities, or shareholders who engage in constructive sale or conversion transactions). No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Funds and their U.S. shareholders (including U.S. shareholders owning a large position in a Fund), and the discussions set forth herein and in the prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to U.S. federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.

For purposes of this discussion, (1) a “U.S. shareholder” means a beneficial owner of stock that, for U.S. federal income tax purposes, is (A) an individual who is a citizen or resident of the United States, (B) a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States, any state thereof, the District of Columbia or any political subdivision thereof, (C) an estate, the income of which is subject to U.S. federal income taxation regardless of its source or (D) a trust, (i) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control the substantial decisions of the trust or (ii) if a valid election to be treated as a U.S. person is in place for it, and (2) a “non-U.S. shareholder” means a beneficial owner (other than a partnership) of stock that is not a “U.S. shareholder.” If a partnership or entity treated as a partnership for U.S. federal income tax purposes holds shares in a Fund, the U.S. federal income tax treatment of a partner will generally depend upon the status of the partner and the tax treatment of the partnership. A partner of a partnership owning shares in a Fund should consult its tax adviser with regard to the U.S. federal income tax consequences of its investment in the Fund.

Each Fund has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. If a Fund so qualifies, such Fund will not be subject to U.S. federal income tax on its investment company taxable income including net short-term capital gain, if any, realized during any fiscal year to the extent that it distributes such income and gain to the Fund’s shareholders. As a regulated investment company, a Fund is not allowed to utilize any net operating loss deduction realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year. A Fund is allowed, however, to carry forward any net capital loss for eight years. As discussed below, if for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of such Fund’s taxable income, including any net capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). As a result, cash available for distribution to shareholders and the value of the Fund’s shares may be reduced materially.

To qualify as a regulated investment company, a Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets. In certain instances, the nature of a Fund’s investments may make it difficult to determine the Fund’s compliance with such requirements, although the Funds do not believe that this will effect their qualification as regulated investment companies. If a Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay U.S. federal income taxes on any income or gain it distributes to shareholders.

The Funds will either distribute or retain for reinvestment all or part of any net capital gain. If any such net capital gain is retained, the appropriate Fund will be subject to a tax of 35% of such amount. In that event, such Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, and each U.S. shareholder of such Fund (1) will be required to include in income for tax purposes, as long-term capital gains, its share of such undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by such Fund against its U.S. federal income tax liability and to claim a refund to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of such Fund by an amount equal to 65% of the amount of the undistributed capital gains included in such shareholder’s gross income. Although distributions by the Funds will generally be treated as subject to tax in the year in which they are paid, distributions declared by the Funds in October, November or December, payable to shareholders of record on a specified date during such month and paid by the Funds during January of the following year, will be deemed to be received on December 31 of the year the distribution is declared, rather than when the distribution is received.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, each Fund generally must distribute during the calendar year, an amount equal at least to the sum of (1) 98% of its ordinary income for such calendar year (excluding, for these purposes, certain foreign currency gains and losses and certain gains and losses derived from the ownership of passive foreign investment companies (“PFICs”)), (2) 98% of its capital gains in excess of its capital losses (including certain foreign currency gains and losses and certain gains and losses derived from the ownership of PFICs) for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for previous years that were not previously distributed and upon which no U.S. federal income tax was imposed.

If a Fund failed to qualify as a regulated investment company, such Fund would be subject to tax as a regular C corporation on its taxable income (even if such income were distributed to shareholders) and all distributions out of earnings and profits would be subject to tax as ordinary income at the shareholder level, and may constitute “qualified dividend income” eligible for the preferential 15% capital gain tax rate for individuals and certain other non-corporate taxpayers that meet certain requirements (including a minimum holding period requirement) for dividends received in taxable years beginning before 2011. Certain corporate shareholders may be eligible for a dividends received deduction subject to certain requirements under the Code. In addition, such Fund may be required to recognize unrealized gains, pay tax, and make distributions (which could be subject to interest charges) before requalifying to be subject to tax as a regulated investment company. If a Fund failed to qualify as a regulated investment company in any taxable year, cash available for distribution to shareholders and the value of the Fund shares may be reduced materially.

The Funds’ transactions, if any, in instruments such as debt instruments, foreign currencies, forward contracts, options and futures contracts (including options and forward contracts on foreign currencies) and stock of certain foreign companies may be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Funds, defer Fund losses and impose additional charges in the nature of interest. These rules could therefore affect the character, amount and timing of distributions to U.S. shareholders. These provisions also (1) may require a Fund to mark-to-market certain types of its positions (i.e., treat them as if they were sold at the end of the Fund’s fiscal year) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

Gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

The U.S. federal income tax rules governing the taxation of swaps are not entirely clear and may require the Funds to treat payments received under such arrangements as ordinary income and to amortize such payments under certain circumstances. The Funds do not anticipate that their activities in this regard will affect their qualification as regulated investment companies.

If a Fund invests directly or indirectly through a real estate investment trust (“REIT”) in residual interests in real estate mortgage investment conduits (“REMICs”) or invests in a REIT that is a taxable mortgage pool or that has an interest in a taxable mortgage pool, a portion of the Fund’s income may be subject to U.S. federal income tax in all events. Excess inclusion income of a Fund generated by a residual interest directly in a REMIC or by an interest in a taxable mortgage pool through a REIT may be allocated to shareholders of such Fund in proportion to the dividends received by the shareholders of the Fund. Excess inclusion income generally (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income to certain tax exempt investors and (iii) in the case of a non-U.S. shareholder will not qualify for any reduction in U.S. withholding taxes under any otherwise applicable income tax treaty or other exemption. In addition, if the shareholders of the Fund include a “disqualified organization” (such as certain governments or governmental agencies and charitable remainder trusts) the Fund or a nominee may be liable for tax at the highest applicable corporate tax rate (currently 35%) on the excess inclusion income allocable to the disqualified organization and, in that case, we may reduce the amount of our distributions to any disqualified organization whose stock ownership gave rise to the tax by the amount of the tax that is attributable to such stock ownership. In addition, a Fund’s investment in REIT equity securities may result in the Fund receiving cash in excess of investment company taxable income from such investment, which could result in some portion of a Fund’s cash distributions to shareholders being treated as a return of capital for U.S. federal income tax purposes (as described below).

Income from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions which would reduce the yield on such investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. A Fund may generally elect to pass eligible foreign taxes through to its shareholders, if more than 50% of such Fund’s total assets at the close of its fiscal year are invested in securities of foreign issuers. If a Fund makes this election, its shareholders would generally be allowed to decide whether to deduct such taxes or claim a foreign tax credit on their individual tax returns. An individual shareholder that does not itemize deductions may not claim a deduction for such taxes, and the ability to claim foreign tax credits may be subject to limitations. If such election is not made by a Fund, any foreign taxes paid or accrued will generally represent an expense to the Fund, which will reduce its investment company taxable income.

The Funds may invest in stocks of foreign corporations that are PFICs for U.S. federal income tax purposes, and consequently may be subject to U.S. federal income tax on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock even if such income is distributed as a taxable dividend by the Funds to their stockholders. The tax would be determined by allocating such distribution or gain ratably to each day of each Fund’s holding period for the stock. The amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs would be taxed to the Fund at the highest marginal U.S. federal corporate income tax rate in effect for the year to which such amount was allocated, and the tax would be further increased by an interest charge. The amount allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a taxable dividend to stockholders.

The Funds may be able to elect to treat a PFIC as a “qualified electing fund,” in lieu of being taxable in the manner described in the above paragraph, and to include annually in income their pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of such PFIC. In order to make this election, the Funds would be required to obtain annual information from the PFICs in which they invest, which information may be difficult to obtain, making such an election impracticable in many circumstances. Alternatively, the Funds may elect to mark-to-market at the end of each taxable year all shares that they hold in a PFIC. If a Fund makes this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent such decrease does not exceed prior increases. The mark-to-market and qualifying electing fund elections may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The rules for determining whether a foreign company is a PFIC, and the rules applicable to the taxation of PFICs are highly complex and involve the determination of various factual matters that may not be within our control. Accordingly, certain adverse and unintended U.S. federal income tax consequences could arise to the Funds from investing in certain foreign companies. These adverse and unintended U.S. federal income tax consequences could include, among other things, the recognition of a significant net operating loss by a Fund which, as discussed above, the Fund would not be allowed to use in computing its investment company taxable income in any prior or subsequent taxable year.

The U.S. federal income tax treatment of the various high yield debt securities and other debt instruments (collectively, “Instruments” and individually, an “Instrument”) which may be acquired by the Funds will depend, in part, upon the nature of those Instruments and the application of various tax rules. The Funds may derive interest income through the accrual of stated interest payments or through the application of the original issue discount rules, the market discount rules or other similar provisions. The Funds may be required to accrue original issue discount income, and in certain circumstances the Funds may be required to accrue stated interest even though no concurrent cash payments will be received. If the Funds acquire an Instrument at a discount and the terms of that Instrument are subsequently modified, the Funds could be required to recognize gain at the time of the modification even though no cash payments will have been received at that time. The market discount rules, as well as certain other provisions, may require that a portion of any gain recognized on the sale, redemption or other disposition of an Instrument be treated as ordinary income as opposed to capital gain. Also, under the market discount rules, if a Fund were to receive a partial principal payment with respect to an Instrument, the Fund could be required to recognize ordinary income at the time of the partial principal payment, even though the Instrument may ultimately be settled at an overall loss. As a result of these and other rules, the Funds may be required to recognize taxable income that they would be required to distribute even though the underlying Instruments have not made concurrent cash distributions to the Funds.

Distributions made from investment company taxable income (including distributions of any net short-term capital gains and tax-exempt interest) are taxable to U.S. shareholders as ordinary income to the extent of a Fund’s earnings and profits. Distributions of net capital gain (including amounts designated as net capital gain by a Fund and credited to shareholders but retained by the Fund) will be taxable to U.S. shareholders as long-term capital gains, regardless of how long such shareholders have held their shares. Distributions in excess of a Fund’s earnings and profits are treated as a return of capital for U.S. federal income tax purposes which will first reduce the adjusted tax basis of a U.S. shareholder’s stock and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholders (assuming the shares are held as capital assets).

For individual U.S. shareholders, investment company taxable income, other than qualified dividend income, is currently taxed at a maximum U.S. federal rate of 35% while net capital gain and qualified dividend income received in taxable years beginning before 2011 generally will be taxed at a maximum U.S. federal rate of 15%. Dividends paid by a Fund, other than distributions of net capital gain, will generally constitute qualified dividend income for individual U.S. shareholders (provided certain holding period and other requirements are met) to the extent that the Fund receives qualifying dividend income from domestic corporations (generally excluding real estate investment trusts) and certain qualifying foreign corporations. For corporate U.S. shareholders, both investment company taxable income and net capital gain are taxed at a maximum U.S. federal rate of 35%. Dividends paid by a Fund will ordinarily qualify for the dividends-received deduction for corporations to the extent that they are derived from dividends paid by domestic corporations (generally excluding real estate investment trusts). Distributions to corporate U.S. shareholders of net capital gain are not eligible for the dividends-received deduction. The tax treatment of distributions whether paid in cash or additional shares is the same. To the extent securities held by a Fund have appreciated when an investor purchases shares of a Fund, a future realization and distribution of such appreciation will be taxable to U.S. shareholders even though it may constitute, from an investor’s standpoint, a return of capital.

A gain or loss realized upon a redemption of shares will be treated as capital gain or loss if the shares are capital assets in the U.S. shareholder’s hands, and will be long-term or short-term depending upon such shareholder’s holding period for the shares. Any loss realized on a redemption or sale of shares will be disallowed to the extent substantially identical shares are purchased, or received through reinvesting dividends and capital gains distributions in a Fund, within the 61-day period beginning 30 days before and ending 30 days after the date of the redemption. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a U.S. shareholder on the sale of a share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by such shareholder with respect to such share.

The Funds will backup withhold for U.S. federal income taxes at the required rate (currently 28%) on all distributions and redemption proceeds payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate U.S. shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer’s U.S. federal income tax liability.

The body of law applicable to many of the investment instruments discussed above is complex, and in certain circumstances, not well developed. Thus the Funds and their advisors may be required to interpret various provisions of the Code and Regulations and take certain positions on the Funds’ tax returns, in situations where the law is somewhat uncertain.

The preceding discussion is meant to be only a general summary of the potential U.S. federal income tax consequences of an investment in the Funds. The tax law is subject to constant revision. Legislative, judicial or administrative action may change the tax rules that apply to the Funds or their shareholders and any such change may be retroactive. In addition, special rules may apply depending upon your specific tax status or if you are investing through a tax-deferred retirement account. You should consult your tax advisors as to the U.S. federal, state, local and non-U.S. tax consequences to you of the ownership of Fund shares.

FINANCIAL STATEMENTS

The Funds’ financial statements and notes thereto appearing in their Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in this SAI. The Funds will issue unaudited semi-annual and audited annual financial statements.

APPENDIX A
DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR’S RATINGS GROUP

The ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to meet financial commitment on the obligation is extremely strong. AA – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C - Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity to meet its financial commitment on the obligation.

CCC – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated “CC” is currently highly vulnerable to nonpayment.

C - The rating “C” is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

MOODY’S INVESTORS SERVICE, INC.

Moody’s ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated BA are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are high speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification From Aa through Caa. The modifier 1 indicates that the obligation ranks in the Higher end of its generic rating category; the modifier 2 indicates a mid-range Ranking; and the modifier 3 indicates a ranking in the lower end of that generic Rating category.

622 THIRD AVENUE
NEW YORK, NY 10017
Phone (212) 888-5222
Toll Free (800) 443-1021
www.thirdave.com

INVESTMENT ADVISER
Third Avenue Management LLC
622 Third Avenue
New York, NY 10017

DISTRIBUTOR
M.J. Whitman LLC
622 Third Avenue
New York, NY 10017

TRANSFER AGENT
PNC Global Investment Servicing
760 Moore Road
King of Prussia, PA 19406-1212
(610) 239-4600 (800) 443-1021
(toll-free)

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540-6231